Supplement dated November 27, 2001 to the Prospectus of Artisan Funds, Inc.
                    (Investor Shares) dated November 1, 2001

                           ARTISAN MID CAP VALUE FUND

PORTFOLIO MANAGEMENT TEAM

Effective November 19, 2001, Artisan Mid Cap Value Fund is co-managed by Scott
C. Satterwhite, CFA and James C. Kieffer, CFA.

MR. SATTERWHITE is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and has been Portfolio Co-Manager of Artisan Small Cap Value Fund and Artisan Partners' small-cap value strategy since inception. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and Portfolio Manager at Wachovia Corporation. From 1993 to 1997, Mr. Satterwhite was Portfolio Manager of the Biltmore Special Values Fund, in addition to being a Personal Trust Portfolio Manager and Manager of the Georgia Personal Trust Portfolio Group. Mr. Satterwhite earned his BA degree from the University of the South and MBA from Tulane University.

MR. KIEFFER is a Managing Director of Artisan Partners and a Vice President of Artisan Funds, and has been Portfolio Co-Manager of Artisan Small Cap Value Fund since July 2000. Mr. Kieffer was an Analyst working with Mr. Satterwhite on Artisan Partners' small-cap value strategy, including the Small Cap Value Fund, from inception in September 1997 through June 2000. Prior to joining Artisan Partners, Mr. Kieffer was a Research Analyst from 1996 to 1997 at the investment firm McColl Partners. Mr. Kieffer began his investment career at Wachovia Corporation, working with Mr. Satterwhite from 1989 to 1996, initially as a Personal Trust Portfolio manager and later as a General Equities and Small-Cap Value Research Analyst in the institutional portfolio group. Mr. Kieffer holds a BA degree in Economics from Emory University.

Marina T. Carlson, CFA continues to co-manage Artisan Small Cap Fund.

STOCK SELECTION PROCESS

Artisan Mid Cap Value Fund invests in a diversified portfolio of medium-sized U.S. stocks that Artisan Partners believes are undervalued and provide a controlled level of risk. The Fund purchases a stock only at what Artisan Partners considers a bargain price ... a price that - because of market forces - is greatly below the value of the business as determined by Artisan Partners. In looking for bargains, Artisan Partners uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets. The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

o TURNAROUNDS. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to improve substantially.

o UNDISCOVERED OR UNSPONSORED STOCKS. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may simply be little known to the investing public. Small companies may have little or no coverage by Wall Street analysts, so they often lack a following among investors and become undervalued.

o COMPANIES WITH HIDDEN ASSETS. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, providing investment opportunities for the Fund.

o COMPANIES IN THE PROCESS OF MAJOR CHANGE. A company's stock may not reflect positive change in the business until it shows up in financial results. Artisan Partners tries to identify investments for the Fund ahead of this broad recognition, which logically, can cause the stocks's price to rise.

For the Fund to purchase a stock, a bargain price alone is not enough. To further control investment risk, Artisan Partners does its own in-depth financial analysis, looking for two other attributes:

o FINANCIAL STRENGTH. Artisan Partners favors companies with little debt and positive cash flow.

o FAVORABLE ECONOMICS. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

MARKET CAPITALIZATION RANGE OF THE COMPANIES IN WHICH THE FUND MAY INVEST

Under ordinary circumstances, the Artisan Mid Cap Value Fund is fully invested in equity securities and invests at least 80% of its net assets (at market value at the time of purchase) in the common stocks of medium-sized companies. Artisan Mid Cap Value Fund defines a medium-sized company as one with a market capitalization between $1.2 billion and $10 billion.

The Fund's non-fundamental investment restriction relating to market capitalizations of portfolio securities has been amended, effective January 31, 2002, to provide that the Fund may not, under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of greater than $1.2 billion but less than $10 billion, in each case at the time of investment.

                               -----------------
                                     (LOGO)
                                     ARTISAN
                               -----------------
                                   PROSPECTUS
                                November 1, 2001
                                -----------------
                               INTERNATIONAL FUND
                                  MID CAP FUND
                               MID CAP VALUE FUND
                                 SMALL CAP FUND
                              SMALL CAP VALUE FUND
                               -----------------

                              INVESTMENT MANAGEMENT
                           PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART(R)

-------------------------------------------------------------------------------
Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

           ARTISAN FUNDS, INC. - P.O. Box 8412 - Boston, MA 02266-8412

Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Artisan Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call
800.344.1770. An Artisan Funds representative will be happy to help you. You may also obtain more information about Artisan Funds on our website at WWW.ARTISANFUNDS.COM.

The SECURITIES AND EXCHANGE COMMISSION has not approved or disapproved any of the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                   TABLE OF CONTENTS


GOAL & STRATEGY.................................................. 2
     Artisan International Fund.................................. 2
     Artisan Mid Cap Fund........................................ 4
     Artisan Mid Cap Value Fund.................................. 6
     Artisan Small Cap Fund...................................... 8
     Artisan Small Cap Value Fund............................... 10

PRINCIPAL RISKS YOU SHOULD CONSIDER............................. 12

PERFORMANCE..................................................... 16

FEES & EXPENSES................................................. 19

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES...................... 20
     Portfolio Managers......................................... 21
     Management Fees............................................ 24

INVESTING WITH ARTISAN FUNDS.................................... 25
     How Do I Know if an Artisan Fund is Right for Me?.......... 25
     Minimum Investments........................................ 26
     Who Can Invest in the Artisan Funds........................ 26
     Select the Account That's Right For You.................... 26

HOW TO BUY SHARES............................................... 29
     Who is Eligible to Invest in a Closed Artisan Fund?........ 30
     Automatic Investment Plan (AIP)............................ 32

HOW TO SELL (REDEEM) SHARES..................................... 32

SHAREHOLDER & ACCOUNT PROCEDURES................................ 34
     Statements and Reports..................................... 34
     Website (WWW.ARTISANFUNDS.COM)............................. 35
     Share Price................................................ 35
     Purchases.................................................. 36
     Minimum Balances........................................... 37
     Authorized Agents.......................................... 38
     Redemptions(Selling Shares)................................ 38
     Signature Guarantees....................................... 39
     Address Change............................................. 40
     Telephone Transactions..................................... 41
     Telephone Exchange Plan.................................... 41

DIVIDENDS, CAPITAL GAINS & TAXES................................ 42
     Distribution Options....................................... 42
     Taxes...................................................... 42

FINANCIAL HIGHLIGHTS............................................ 44


                       800.344.1770 - WWW.ARTISANFUNDS.COM

ARTISAN INTERNATIONAL FUND

GOAL & STRATEGY

GOAL ---------------------------------------------------------------------------

Artisan International Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.


INVESTMENT STRATEGY-------------------------------------------------------------

Artisan Partners Limited Partnership (the Fund's adviser) uses a bottom-up investment process to construct the Fund's portfolio of growth stocks of international companies, concentrating on industries or themes that present accelerating growth prospects and companies well positioned to capitalize on that growth.

Through an intensive research process, Artisan Partners identifies global or regional industries or themes that have the potential to act as catalysts for long-term sustained growth. A theme may be developed through empirical observation, extrapolation from trends in the United States, company visits, analyst meetings or other aspects of Artisan Partners' research process, or may grow out of successful investments in the portfolio.

In choosing stocks for the Fund's portfolio, Artisan Partners looks for non-U.S. companies that may be able to capitalize on identified themes. The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme.

Company visits are a key component of Artisan Partners' investment process for the Fund, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.


02
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TWO

The Fund may sell a stock when Artisan Partners thinks it is approaching full valuation, changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are available.

The Fund may invest in any region of the world. It invests in companies operating in developed countries, such as the Western European countries, Japan and Canada, as well as in firms based in emerging markets, typically in the Far East, Latin America and Eastern Europe. Artisan Partners may emphasize investments in a particular region or regions of the world in the Fund's portfolio from time to time when the growth potential of a region is attractive to Artisan Partners. Similarly, the Fund might emphasize certain business sectors when Artisan Partners thinks those sectors show greater growth potential than others. There are no restrictions on the size of the companies in which the Fund may invest.

Under ordinary circumstances, the Fund is fully invested in common stocks and similar securities, and invests at least 65% of its net assets in stocks of foreign companies in a portfolio that is broadly diversified by country, industry and company. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations, giving up the potential for capital growth to minimize potential losses.


                                                                            03
                                                                          ------
                   800.344.1770 - WWW.ARTISANFUNDS.COM                    THREE

ARTISAN MID CAP FUND*

GOAL & STRATEGY

GOAL ---------------------------------------------------------------------------

Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT STRATEGY-------------------------------------------------------------


Artisan Mid Cap Fund's investment strategy focuses on SECURITY SELECTION and CAPITAL ALLOCATION.

The security selection process has three key elements: buy stocks of companies with franchise characteristics, at attractive valuations, that seem well positioned to take advantage of an accelerating profit cycle.

o FRANCHISE CHARACTERISTICS. These are characteristics that Artisan Partners believes help to protect a company's stream of cash flow from the effects of competition. Artisan Partners looks for companies with at least two of the following characteristics: low cost production capability; possession of a proprietary asset; dominant market share; or a defensible brand name.

o ATTRACTIVE VALUATIONS. Through its own fundamental research, Artisan Partners estimates the amount a buyer would pay to buy the entire company (the company's "intrinsic value" or "private market value") and generally buys a stock only if it sells at a discount to that estimate.

o LONG-TERM GROWTH. The Fund tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle. Companies that Artisan Partners believe are well positioned for long-term growth typically have predictable streams of cash flow through real growth in demand for their products or services and appear to be well positioned to take advantage of opportunities in their markets.

The second element of the Fund's investment strategy is CAPITAL ALLOCATION. Artisan Partners divides the portfolio into three parts - the garden, the crop and the harvest.

o The GARDEN is where the investment process usually begins. Garden investments are generally smaller positions in companies that Artisan Partners believes have a good franchise, attractive valuation and accelerating earnings, but that are at too early a stage in their profit cycle to be confident the investment will be successful.


04
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FOUR

o The CROP is the segment of the portfolio intended to hold the companies that are moving into the strongest part of their profit cycles. Through a detailed investment analysis, Artisan Partners determines what it believes is necessary for a company to continue to generate positive earnings. When a company begins to perform consistently with Artisan Partners' expectations, Artisan Partners will generally increase the Fund's position in that company and move the stock from the garden into the crop.

o When a company's profit cycle begins to decelerate, or a stock is approaching Artisan Partners' estimate of its intrinsic value, Artisan Partners moves the stock into the HARVEST, and reduces the size of the position.

The Fund may sell a stock when Artisan Partners thinks it is approaching full valuation, changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are available. The Fund is generally broadly diversified by industry and company, although Artisan Partners may emphasize certain business sectors in the Fund's portfolio when Artisan Partners thinks those sectors show greater growth potential than others.

Under ordinary circumstances, the Fund is fully invested in common stocks and similar securities, and invests at least 80% of its net assets (at market value at the time of purchase) in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization within the range of companies in the Russell Midcap(R) Index. As of September 30, 2001, that Index included companies with capitalizations between approximately $61 million and $13.3 billion. Over time, the capitalization range of the companies in the Index will change. As it does, the size of the companies in which the Fund invests may change. Although, as described above, the Fund may invest in a broader capitalization range, most new investments by the Fund are in companies with market capitalizations between $600 million and $6 billion.

At times, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations, giving up the potential for capital growth to minimize potential losses.

*Please note: Artisan Mid Cap Fund intends to close to most new investors when mid-cap growth assets, including the Fund, managed by the Fund's portfolio management team are about $4 billion. See "Who is Eligible to Invest in a Closed Artisan Fund?" on page 30 for the new account eligibility criteria that will apply when the Fund is closed.


                                                                             05
                                                                           -----
                                                                            FIVE
                  800.344.1770 - WWW.ARTISANFUNDS.COM

ARTISAN MID CAP VALUE FUND

GOAL & STRATEGY

GOAL---------------------------------------------------------------------------

Artisan Mid Cap Value Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT STRATEGY------------------------------------------------------------


Artisan Mid Cap Value Fund invests in the stocks of medium-sized U.S. companies that it believes are undervalued relative to their intrinsic value and are improving, or are likely to improve, their returns on invested capital.

o The Fund generally purchases a stock only at a price Artisan Partners deems significantly below the intrinsic value of the company - Artisan Partners' estimate of the amount a buyer would pay to own the entire company. Artisan Partners performs its own fundamental analysis of the company and emphasizes discounted economic cash flows, among other valuation techniques, when determining the company's intrinsic value.

o The Fund generally purchases an intrinsically undervalued stock if Artisan Partners believes the company is improving or is likely to improve its return on invested capital (ROIC). There are many actions a company may take to improve its ROIC, including eliminating poorly performing assets or improving the efficiency of the assets (by redirecting working capital or reducing costs, for example). The emphasis on improving ROIC is designed to help the Fund avoid the classical value trap of buying stocks that are "cheap for a reason" and assemble a higher quality value portfolio of companies with improving businesses.

o Artisan Partners places special focus on assessing the source of a company's competitive advantage when determining the likelihood for business improvement. Opportunities to create value are often found in companies undergoing a fundamental change, including new management, an acquisition or divestiture, or a spin-off from a larger company.


 06
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SIX

The Fund may sell a stock when Artisan Partners thinks the stock is too expensive compared to Artisan Partners' estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under ordinary circumstances, the Fund is fully invested in common stocks and similar securities, and invests at least 80% of its net assets (at market value at the time of purchase) in the common stocks of medium-sized Companies.
The Fund defines a medium-sized U.S. Companies. The Fund defines a medium-sized company as one with a market capitalization within the range of companies in The Russell MidCap(R) Index. As of September 30, 2001, that Index included companies with capitalizations between approximately $61 million and $13.3 billion.
Over time, the capitalization range of the companies in the Index will change. As it does, the size of the companies in which the Fund invests may change. Although it has the ability to do so, the Fund rarely invests in companies with market capitalizations less than $500 million.

At times, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations, giving up the potential for capital growth to minimize potential losses.


                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            07
                                                                           -----
                                                                          SEVEN

ARTISAN SMALL CAP FUND*

GOAL & STRATEGY

GOAL---------------------------------------------------------------------------

Artisan Small Cap Fund invests for maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT STRATEGY------------------------------------------------------------


Artisan Small Cap Fund invests in a diversified portfolio of small cap U.S. growth companies. The Fund's focus is on well-managed companies with competitive advantages that will allow them to produce above average growth and profitability, and whose stocks appear undervalued, either because they lack investor recognition or are temporarily out of favor.


The Fund's investment approach rests on a few basic beliefs:


- Stocks that are underfollowed or under-researched by Wall Street tend to be less efficiently priced because of lack of attention by investors. Investors demand a premium return for the risk of investing based upon what may be incomplete information. By doing its own research, Artisan Partners attempts to reduce this risk and realize premium returns.

- Through its research, Artisan Partners analyzes a company's operating history, financial health, competitive position and prospects for growth. And through face to face meetings, it assesses the quality of management - a factor Artisan Partners believes is critical in small company success.

- Artisan Partners also estimates a company's intrinsic value - the value Artisan Partners thinks a buyer would pay to buy the entire company. It does so to determine if a prospective investment is undervalued, and if so, to what degree. This emphasis on stock valuation relative to growth prospects sets the Fund apart from pure "growth" funds. Thus, the Fund's style can be characterized as "growth at a reasonable price."


 08
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EIGHT

Artisan Partners seeks to limit risk in the Fund's portfolio by choosing companies with positive cash flows and sustainable growth prospects, and by diversifying the Fund's holdings. Artisan Partners monitors each holding closely, evaluating new information relative to the original reasons for investing. Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, or more attractive alternatives exist.

Under ordinary circumstances, the Fund is substantially fully invested in common stocks and invests at least 80% of its net assets (at market value at the time of purchase) in the common stocks of small companies with market capitalizations of less than $1.5 billion.

At times, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations, giving up the potential for capital growth to minimize potential losses.

*PLEASE NOTE: Artisan Small Cap Fund intends to close to most new investors when it reaches about $300 million in total assets. See "Who is Eligible to Invest in a Closed Artisan Fund?" on page 30 for new account eligibility criteria.


                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                             09
                                                                           -----
                                                                           NINE

ARTISAN SMALL CAP VALUE FUND*

GOAL & STRATEGY

GOAL---------------------------------------------------------------------------

Artisan Small Cap Value Fund seeks long-term capital growth. This goal may be changed without the approval of shareholders.

INVESTMENT STRATEGY-------------------------------------------------------------


  Artisan Small Cap Value Fund invests in a diversified portfolio of small-cap U.S. stocks that Artisan Partners believes are undervalued and provide a controlled level of risk. The Fund purchases a stock only at what Artisan Partners considers a bargain price...a price that - because of market forces
  - is greatly below the value of the business as determined by Artisan Partners. In looking for bargains, Artisan Partners uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets. The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

- TURNAROUNDS. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to improve substantially.

- UNDISCOVERED OR UNSPONSORED STOCKS. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may simply be little known to the investing public. Small companies may have little or no coverage by Wall Street analysts, so they often lack a following among investors and become undervalued.

- COMPANIES WITH HIDDEN ASSETS. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, providing investment opportunities for the Fund.


 10
----
TEN

COMPANIES IN THE PROCESS OF MAJOR CHANGE. A company's stock may not reflect positive change in the business until it shows up in financial results. Artisan Partners tries to identify investments for the Fund ahead of this broad recognition, which, logically, can cause the stock's price to rise.

For the Fund to purchase a stock, a bargain price alone is not enough. To further control investment risk, Artisan Partners Artisan Partners does it own in-depth financial analysis, looking for two other attributes:

- FINANCIAL STRENGTH. Artisan Partners favors companies with little debt and positive cash flow.

- FAVORABLE ECONOMICS. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

Artisan Partners may decide to sell a stock from the Fund's portfolio when its target value is realized, company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under ordinary circumstances, the Fund remains fully invested in equity securities and at least 80% of its net assets (at market value at the time of purchase) in the common stocks of small companies with market capitalizations less than $1.5 billion.

At times, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations, giving up the potential for capital growth to minimize potential losses.

* PLEASE NOTE: Artisan Small Cap Value Fund is closed to most new investors on June 30, 2000. Please refer to "Who is Eligible to Invest in a Closed Artisan Fund" on page 30 for new account eligibility criteria.


                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            11
                                                                          ------
                                                                          ELEVEN

PRINCIPAL RISKS YOU SHOULD CONSIDER

RISKS APPLICABLE TO ALL FUNDS---------------------------------------------------


Like all mutual funds that invest in stocks, the Artisan Funds take investment risks and it is possible for you to lose money by investing in a Fund. Each portfolio management team's ability to choose suitable investments for a Fund has a significant impact on that Fund's ability to achieve its investment objective. The principal factors that might reduce a Fund's returns include:

o STOCK MARKET RISKS. The Funds invest primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

o EMPHASIZING A REGION OR SECTOR. If a Fund has invested a higher percentage of its total assets in a particular region or sector, changes affecting that region or sector may have a significant impact on the Fund's overall portfolio.

o INVESTING IN IPOS. To a limited extent, each Fund may participate in the initial public offering (IPO) market. When a Fund is small, IPOs may greatly increase the Fund's total return. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


The principal investment risks of each Fund follow:


  12
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TWELVE

------------------------------------------------------ARTISAN INTERNATIONAL FUND


o RISKS OF FOREIGN INVESTING. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks tend to be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including American Depositary Receipts or "ADRs") include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

o CURRENCY RISK. Foreign securities are usually denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of the Fund's investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund is likely to have a significant portion of its assets invested in securities denominated in the euro, so the exchange rate between the euro and the U.S. dollar is likely to have a significant impact on the value of the Fund's investments.

o INVESTING IN GROWTH STOCKS. The Fund invests primarily in growth stocks, which may fall out of favor with investors and underperform other asset types during given periods.

o EMERGING MARKETS RISKS. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. Their securities markets may be less developed. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                          13
                                                                       ---------
                                                                       THIRTEEN

PRINCIPAL RISKS YOU SHOULD CONSIDER
(CONTINUED)

ARTISAN MID CAP FUND-----------------------------------------------------------


o RISKS RELATED TO COMPANY SIZE. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies may typically have analyst coverage by fewer Wall Street firms - meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

o INVESTING IN GROWTH STOCKS. The Fund invests primarily in growth stocks, which may fall out of favor with investors and underperform other asset types during given periods.

ARTISAN MID CAP VALUE FUND ----------------------------------------------------

o RISKS RELATED TO COMPANY SIZE. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies may typically have analyst coverage by fewer Wall Street firms - meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

o INVESTING IN VALUE STOCKS. The Fund invests primarily in value stocks, which may fall out of favor with investors and underperform other asset types during given periods.


   14
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FOURTEEN

----------------------------------------------------------ARTISAN SMALL CAP FUND


o RISKS RELATED TO COMPANY SIZE. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

o INVESTING IN GROWTH STOCKS. The Fund invests primarily in growth stocks, which may fall out of favor with investors and underperform other asset types during given periods.

---------------------------------------------------ARTISAN SMALL CAP VALUE FUND

o RISKS RELATED TO COMPANY SIZE. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

o INVESTING IN VALUE STOCKS. The Fund invests primarily in value stocks, which may fall out of favor with investors and underperform other asset types during given periods.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            15
                                                                         -------
                                                                         FIFTEEN

PERFORMANCE

The following bar charts show the Funds' year by year returns. This information shows how the Funds' returns have varied over time (one kind of investment risk). How the Funds have performed in the past does not necessarily indicate how they will perform in the future.


Performance information for Artisan Mid Cap Value Fund has not been presented because that Fund has not been in operation for a full calendar year.


FUND PERFORMANCE MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS PROSPECTUS. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.344.1770 OR VISIT WWW.ARTISANFUNDS.COM.


YEAR BY YEAR TOTAL RETURNS-----------------------------------------------------

ARTISAN INTERNATIONAL FUND

1996        34.37%
1997         3.46%
1998        32.18%
1999        81.29%
2000       -10.59%

From inception (12/28/95) through 12/31/00, the Fund's highest and lowest quarterly returns were 49.10% and -18.83%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2001, was -23.38%.

ARTISAN MID CAP FUND

1998       33.37%
1999       57.89%
2000       27.16%

From inception (6/27/97) through 12/31/00, the Fund's highest and lowest quarterly returns were 37.66% and -10.54%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2001, was -22.97%.


  16
-------
SIXTEEN

ARTISAN SMALL CAP FUND

1996         11.86%
1997         22.67%
1998        -13.47%
1999         19.18%
2000         -1.40%

From inception (3/28/95) through 12/31/00, the Fund's highest and lowest quarterly returns were 21.02% and -25.99%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2001, was -10.58%.

ARTISAN SMALL CAP VALUE FUND

1998          -5.76%
1999          15.42%
2000          20.83%

From inception (9/29/97) through 12/31/00, the Fund's highest and lowest quarterly returns were 21.44% and -20.15%, respectively, for the quarters ended June 30, 1999, and September 30, 1998. The year-to-date return as of September 30, 2001, was -1.62%.

---------------------AVERAGE ANNUAL TOTAL RETURNS (For periods ended 12/31/2000)


The table on the next page shows the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2000. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after

   17
---------
SEVENTEEN

                       800.344.1770 - WWW.ARTISANFUNDS.COM
taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.



-------------------------------------------------------------------------
                                                                    SINCE
ARTISAN FUND/INDEX                                 1-YEAR  5-YEAR INCEPTION
-------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
-------------------------------------------------------------------------
   Return before taxes                             -10.59%  24.40%  24.31%(1)
-------------------------------------------------------------------------
   Return after taxes on distributions              -14.80   21.93   21.89
-------------------------------------------------------------------------
   Return after taxes on distributions and sale      -5.66   19.52   19.49
   of Fund shares
-------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction for fees,    -14.17    7.13    7.13(2)
expenses or taxes)
-------------------------------------------------------------------------
ARTISAN MID CAP FUND
-------------------------------------------------------------------------
   Return before taxes                              27.16%     N/A   41.97%(1)
-------------------------------------------------------------------------
   Return after taxes on distributions               25.49     N/A   38.17
-------------------------------------------------------------------------
   Return after taxes on distributions and sale      16.58     N/A   33.27
   of Fund shares
-------------------------------------------------------------------------
Russell Midcap(R)Index (reflects no deduction for     8.25     N/A   14.47(3)
fees, expenses or taxes)
-------------------------------------------------------------------------
S&P MidCap 400 Index (reflects no deduction for      17.51     N/A   19.54(3)
fees, expenses or taxes)
-------------------------------------------------------------------------
ARTISAN SMALL CAP FUND
-------------------------------------------------------------------------
   Return before taxes                              -1.40%   6.89%  11.28%(1)
-------------------------------------------------------------------------
   Return after taxes on distributions               -2.72    4.44   9.03
-------------------------------------------------------------------------
   Return after taxes on distributions and sale      -0.22    4.65   8.47
   of Fund shares
-------------------------------------------------------------------------
Russell 2000(R)Index (reflects no deduction for      -3.02   10.31  12.86
fees, expenses or taxes)
-------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND
-------------------------------------------------------------------------
   Return before taxes                              20.83%     N/A   9.77%(1)
-------------------------------------------------------------------------
   Return after taxes on distributions               18.73     N/A    7.92
-------------------------------------------------------------------------
   Return after taxes on distributions and sale      12.64     N/A    6.92
   of Fund shares
-------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction   22.83     N/A   4.57
for fees, expenses or taxes)
-------------------------------------------------------------------------
Russell 2000(R)Index (reflects no deduction for      -3.02     N/A    3.37
fees, expenses or taxes)
-------------------------------------------------------------------------
-------------------------------------------------------------------------

1  Fund inception dates: International Fund - 12/28/95, Mid Cap Fund -
   6/27/97, Small Cap Fund - 3/28/95 and Small Cap Value Fund -
   9/29/97.  All returns reflect reinvested dividends.
2  EAFE performance starts 12/31/95.
3 In the past, the performance of Artisan Mid Cap Fund has been compared to the S&P MidCap 400 Index. The Fund is replacing the S&P MidCap 400 Index with the Russell Midcap(R) Index because it believes the Russell Midcap(R) Index more accurately reflects the Fund's investment program.


   18
--------
EIGHTEEN

--------------------------------------------------DESCRIPTIONS OF INDEXES------

o Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is a market-capitalization weighted index of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

o Russell Midcap Index(R) is a market-weighted index that measures the 800 smallest companies in the Russell 1000(R) Index, an index of the largest 1,000 companies.

o The S&P MidCap 400 Index is an unmanaged, market-weighted index of 400 mid-cap companies.

o The Russell 2000(R) Index is an unmanaged, market-weighted index of about 2,000 small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

o The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

All indexes are unmanaged and include reinvested dividends. All third party trademarks and service marks are the property of their respective owners.


FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of an Artisan Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (load) imposed on purchases......................... None

Exchange Fee............................................................. None

Redemption Fee........................................................... None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (expenses that are deducted from Fund assets):


---------------------------------------------------------------------------------------------
EXPENSE                    INTERNATIONAL  MID CAP  MID CAP VALUE  SMALL CAP   SMALL CAP VALUE
---------------------------------------------------------------------------------------------
  Management fees              0.94%       0.98%       1.00%       1.00%            1.00%
---------------------------------------------------------------------------------------------
  Distribution (12b-1) Fees     None        None        None        None             None
---------------------------------------------------------------------------------------------
  Other Expenses               0.28%       0.33%      4.17%(2)     0.34%            0.20%
---------------------------------------------------------------------------------------------
  Total Annual Fund
    Operating Expenses         1.22%       1.31%      5.17%(2)     1.34%            1.20%
---------------------------------------------------------------------------------------------

(1) Based on the fiscal year ended June 30, 2001.

(2) Because Artisan Mid Cap Value Fund is new, the amount shown for "other expenses" is the estimated amount that Mid Cap Value Fund will incur. Artisan Partners has undertaken to reimburse Artisan Mid Cap Value Fund to the extent that the Fund's total operating expenses exceed 2.00% of its average daily net assets. Artisan Partners or the Fund may terminate this undertaking at any time. In addition, the outside directors of Artisan Funds have waived that portion of their fees for the fiscal year ending June 230, 2002 allocable to Mid Cap Value Fund. Total operating expenses as shown in the table above do not include the waived directors' fees or amounts that Artisan Partners anticipates it will reimburse Mid Cap
    Value Fund pursuant to that undertaking.


   19
---------
NINETEEN

EXAMPLE. This example is intended to help you compare the cost of investing in an Artisan Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that you earn a 5% return each year, and that operating expenses remain constant.

-------------------------------------------------------------------------------

TIME PERIOD   INTERNATIONAL  MID CAP  MID CAP VALUE* SMALL CAP  SMALL CAP VALUE
-------------------------------------------------------------------------------
1 year           $   124     $   133     $   517     $   136     $   122
-------------------------------------------------------------------------------
3 years          $   387     $   415     $ 1,547     $   425     $   381
-------------------------------------------------------------------------------
5 years          $   670     $   718       N/A       $   734     $   660
-------------------------------------------------------------------------------
10 years          $1,477      $1,579       N/A         $1,613    $ 1,455
-------------------------------------------------------------------------------


*Giving effect to Artisan Partners' undertaking to limit Mid Cap Value Fund's expenses and the waiver of fees allocable to Mid Cap Value Fund by the outside directors, the estimated cost of investing in Mid Cap Value Fund would be:


 TIME PERIOD
 1 year...................................................... $   187
 3 years..................................................... $   579

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES


ORGANIZATION. Each Artisan Fund is a series of Artisan Funds, Inc. Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares - Investor Shares and Institutional Shares. This prospectus describes Investor Shares. Institutional Shares are offered through separate prospectuses.

MANAGEMENT. Each Artisan Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of October 15, 2001, managed approximately $12.7 billion for Artisan Funds and institutional clients. Artisan Partners is a limited

                                                                           20
                                                                       ---------
                                                                         TWENTY
partnership managed by its general partner, Artisan Investment Corporation. Its address is: Artisan Partners Limited Partnership, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

PORTFOLIO MANAGERS
The portfolio managers of each of the Artisan Funds are identified in the following paragraphs. Each portfolio manager is responsible for management of the Fund and other Artisan Partners client portfolios that may follow the same or different investment or trading strategies.

-----------------------------------------------------ARTISAN INTERNATIONAL FUND

Artisan International Fund has been managed since its inception by MARK L. YOCKEY, CFA. Mr. Yockey is a Managing Director of Artisan Partners and a
Vice President of Artisan Funds. He joined Artisan Partners in 1995 and has been Portfolio Manager of Artisan International Fund and Artisan Partners' international growth strategies since that time. From 1990 to 1995, Mr. Yockey was Portfolio Manager of United International Growth Fund and a Vice President of Waddell & Reed, Inc.

Mr. Yockey holds BA and MBA degrees from Michigan State University.

-----------------------------------------------------------ARTISAN MID CAP FUND

Artisan Mid Cap Fund is managed by ANDREW C. STEPHENS, Lead Portfolio Manager, and JAMES D. HAMEL, CFA, Associate Portfolio Manager. Mr. Stephens is a
Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1997 and has been Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners' mid-cap growth strategy since inception. From 1993 to 1997, Mr. Stephens was Portfolio Co-Manager of the Strong Asset Allocation Fund. From 1994 to 1996, he served as Senior Research Analyst for the Strong Common Stock Fund and Strong Opportunity Fund.

Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.

Mr. Hamel joined Artisan as in May 1997 as an Analyst working with Mr. Stephens on Artisan Partners' mid-cap growth strategy, including the Fund. He has been Associate Portfolio Manager of Artisan Mid Cap Fund since October 2001. Before joining Artisan, Mr. Hamel was a financial associate, cost analyst and operations manager for Kimberly-Clark Corporation.

Mr. Hamel holds a BS in Finance from the University of Minnesota - Minneapolis.

                                                                          21
                                                                      ----------
                                                                      TWENTY-ONE

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES (CONTINUED)

ARTISAN MID CAP VALUE FUND------------------------------------------------------


Artisan Mid Cap Value Fund has been managed since its inception by MARINA T. CARLSON, CFA, Lead Portfolio Manager and DEAN G. DUMONTHIER, CFA, Associate Portfolio Manager. Ms. Carlson is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and been portfolio manager of Artisan Partners' mid-cap value strategy since inception. Ms. Carlson is also the Portfolio Co-Manager of the Artisan Small Cap Fund (since 1999). Prior to joining Artisan Partners in 1999, she was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December, 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University.

Mr. DuMonthier joined Artisan in January 2001. He was employed by Strong
Capital Management, Inc. as Portfolio Manager for the Strong Mid Cap Disciplined Fund (from March 1999 through January 2001) and as an Analyst (from March 1996 through March 1999). Before joining Strong, Mr. DuMonthier also served as a consultant for Hewitt Associates in its Investment Services Division and in its Flexible Benefit Administration Group.

Mr. DuMonthier holds a BA, cum laude, in Economics from Lawrence University and a Masters of Management, with distinction, from The J.L. Kellogg Graduate School of Management at Northwestern University.

     22
------------
 TWENTY-TWO

-----------------------------------------------ARTISAN SMALL CAP FUND----------


Artisan Small Cap Fund is co-managed by CARLENE MURPHY ZIEGLER, CFA and MARINA
T. CARLSON, CFA. Ms. Ziegler is a Managing Director of Artisan Partners and a Director of Artisan Funds, and has been Portfolio Manager of Artisan Small Cap Fund and Artisan Partners' small-cap growth strategy since inception. Prior to founding Artisan Partners in 1994, she was Portfolio Co-Manager of Strong Common Stock Fund and Strong Opportunity Fund.

Ms. Ziegler holds BA and MA degrees from the University of Illinois and an MBA from the University of Chicago Graduate School of Business.

Ms. Carlson is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. Ms. Carlson is also the Lead Portfolio Manager of Artisan Mid Cap Value Fund (since its inception in March 2001). Prior to joining Artisan Partners in 1999, she was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 30, 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University.

-----------------------------------------ARTISAN SMALL CAP VALUE FUND----------

Artisan Small Cap Value Fund is co-managed by SCOTT C. SATTERWHITE, CFA and JAMES C. KIEFFER, CFA. Mr. Satterwhite is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and has been Portfolio Manager of Artisan Small Cap Value Fund and Artisan Partners' small-cap value strategy since inception. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and Portfolio Manager at Wachovia Corporation. From 1993 to 1997, Mr. Satterwhite was Portfolio Manager of the Biltmore Special Values Fund, in addition to being a Personal Trust Portfolio Manager and Manager of the Georgia Personal Trust Portfolio Group.

Mr. Satterwhite earned his BA degree from the University of the South and MBA from Tulane University.

                       800.344.1770-WWW.ARTISANFUNDS.COM
                                                                         23
                                                                    ------------
                                                                    TWENTY-THREE

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES (CONTINUED)


Mr. Kieffer is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and has been Co-Manager of Artisan Small Cap Value Fund since July 2000. Mr. Kieffer was an Analyst working with Mr. Satterwhite on Artisan Partners' small-cap value strategy, including the Fund, from its inception in September 1997 through June 2000. Prior to joining Artisan Partners, Mr. Kieffer was a Research Analyst from 1996 to 1997 at the investment firm McColl Partners. Mr. Kieffer began his investment career at Wachovia Corporation, working with Scott Satterwhite from 1989 to 1996, initially as a Personal Trust Portfolio Manager and later as a General Equities and Small-Cap Value Research Analyst in the institutional portfolio group.

Mr. Kieffer holds a BA degree in Economics from Emory University.


MANAGEMENT FEES

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. Each Fund also pays expenses related to its daily operations. Expenses paid out of a Fund's assets are reflected in the share price or dividends. For the fiscal year ended June 30, 2001, the management fees paid by the Funds were:

Artisan International Fund..................................0.94%
Artisan Mid Cap Fund........................................0.98%
Artisan Small Cap Fund......................................1.00%
Artisan Small Cap Value Fund ...............................1.00%

Artisan Mid Cap Value Fund commenced operations in March, 2001. The Fund pays a management fee of 1.00%.

    24
-----------
TWENTY-FOUR

INVESTING WITH ARTISAN FUNDS

HOW DO I KNOW IF AN ARTISAN FUND IS RIGHT FOR ME?

These are some of the potential rewards of investing in the Artisan Funds:

-----------------------------------------ARTISAN INTERNATIONAL FUND------------

- From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S. investments.


- Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing may bring you greater diversification and enable you to take advantage of changes in foreign economies and equity markets.


-------------------ARTISAN MID CAP FUND AND ARTISAN MID CAP VALUE FUND---------

- Medium-sized companies can offer attractive investment characteristics. They are typically small enough to have higher growth potential than the general U.S. economy, mature enough to have seasoned management and established, multiple product lines, and large enough to have liquid trading markets.

---------------ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND---------

- Small companies tend to have better growth potential than large companies, and are less likely to be broadly recognized.

- Historically, small-cap stocks have outperformed large-cap stocks over the long-term.



-------------------INVESTING WITH ARTISAN MAY BE APPROPRIATE FOR YOU IF:-------


- You want to invest for maximum long-term growth, rather than income.

- You are a patient investor, and able to maintain your investment over a relatively long period of time.


- You understand the specific risks of investing in a particular market segment - small-caps, mid-caps, value stocks, growth stocks or foreign stocks.


Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         25
                                                                     -----------
                                                                     TWENTY-FIVE

MINIMUM INVESTMENTS

To open an account........................................$1,000*

To add to an account.........................................$50

Minimum balance required....................................$500

*The Fund will waive the initial minimum of $1,000 if you invest through the Automatic Investment Plan, explained later on page 32.

WHO CAN INVEST IN THE ARTISAN FUNDS?

To invest in the Artisan Funds, you must be an adult U.S. citizen or resident with a U.S. tax identification (social security) number. You must invest at least the minimum amount shown under "Minimum Investments." Shares of the Artisan Funds are qualified for sale only in the U.S. and its territories and possessions. The Artisan Funds do not sell shares to people residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to people with U.S. military APO or FPO addresses. Some of the Artisan Funds may be closed to most new investors. To find out if you're eligible to invest in a closed Artisan Fund, see "Who is Eligible to Invest in a Closed Artisan Fund?" on page 30.

SELECT THE ACCOUNT THAT'S RIGHT FOR YOU.

INDIVIDUAL OR JOINT OWNERSHIP---------------------------------------------------

  These are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)----------------------------------------

  These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

    26
----------
TWENTY-SIX

------------------TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN

The trust or plan must be established before you can open an account. Please include the date of establishment of the trust or plan on the application.

-------------------------------------------------------BUSINESS OR ORGANIZATION

This account is for a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act on behalf of the entity.

----------------------------------------------------------------------RETIREMENT

A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. IRA accounts require an Artisan Funds IRA Account Application. Call us at 800.344.1770 or visit WWW.ARTISANFUNDS.COM for an IRA Account Application.

This is just a summary of the types of retirement accounts available. When we send your IRA Account Application, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees which you may incur for account set-up and maintenance.

- INDIVIDUAL RETIREMENT ACCOUNT (IRA). For calendar year 2001, you may invest up to $2,000 year in an IRA if you are of legal age, under 70 1/2 and have earned (non-investment) income. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is at least $4,000 and you file a joint federal income tax return.


  Beginning in 2002, the $2,000 contribution limitation will increase and will vary based on your age in the year for which you make a contribution:

                                 Limit                Limit
             Year          (Age 50 & Under)      (Age 50 & Over)
             ----          ----------------      ---------------
      2002 through 2004         $3,000               $3,500
      2005 through 2006          4,000                4,500
      2006 through 2007          4,000                5,000
      2008 & thereafter          5,000                6,000

These dollar limits are reduced by any contributions you or your spouse make to a Roth IRA. Depending on your income level, your IRA contributions may be deductible and, beginning in 2002, may entitle you to a tax credit.


                     800.344.1770 o WWW.ARTISANFUNDS.COM

                                                                         27
                                                                    ------------
                                                                    TWENTY-SEVEN

INVESTING WITH ARTISAN FUNDS
(CONTINUED)

- ROTH IRA. Compared to the traditional IRA, the Roth IRA has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 for 2001
  - or up to $4,000 if you're married with adjusted gross income up to $150,000 per year and you file a joint return. Beginning in 2002, the Roth IRA contribution limitation will increase in the same manner as the regular IRA contribution limitation, as shown in the table on the preceding page.

  If your adjusted gross income is between $95,000 and $110,000, as a single taxpayer, or between $150,000 and $160,000, as a married taxpayer filing a joint federal income tax return, you may make a Roth IRA contribution, but it will be reduced. You must have earned income equal to your contributions, as with a traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2. Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

- ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $170,000 of compensation for you and any eligible employees.

- OTHER RETIREMENT PLANS. Artisan Funds does not offer prototype plans. However, an Artisan Fund may be used for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee may open an account with a regular account application.


FOR MORE INFORMATION ABOUT THE TAX ADVANTAGES AND CONSEQUENCES OF IRAS AND RETIREMENT PLAN ACCOUNTS, PLEASE CONSULT YOUR TAX ADVISOR.


     28
------------
TWENTY-EIGHT

HOW TO BUY SHARES

You may invest money in the Artisan Funds by purchasing shares. The price you pay for shares is the net asset value per share next calculated after your investment is accepted. You may use any of the following options to invest in the Artisan Funds.


---------------------------------------------------------------------------MAIL

TO OPEN AN ACCOUNT:

Complete and sign the new account application. Mail it to the address on the application, along with your check or money order for $1,000 or more. Make your check or money order payable to "Artisan Funds" or to the name of the Fund in which you are investing. Third-party and starter checks will not be accepted.

TO ADD TO AN ACCOUNT:

Put your account number on a check or money order for $50 or more. Make your check or money order payable to "Artisan Funds" or to the name of the Fund in which you are investing. Mail it, along with the form at the bottom of your account statement, to the address on your account statement. Third-party and starter checks will not be accepted.

DELIVERY:

     FOR REGULAR MAIL DELIVERY:             FOR OVERNIGHT DELIVERY:

     Artisan Funds                          Artisan Funds
     c/o Boston Financial                   c/o Boston Financial
     P.O. Box 8412                          66 Brooks Drive
     Boston, MA  02266-8412                 Braintree, MA  02184
                                            800.344.1770


All investment checks must be delivered to one of the above addresses.
Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial and will not be effective until the order is received and accepted there.


---------------------------------------------------------TELEPHONE 800.344.1770


TO OPEN AN ACCOUNT:
You may open a new account by telephone only by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. Artisan Funds reserves the right to impose certain limits on exchanges. See Telephone Exchange Plan on page 41.


                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                          29
                                                                     -----------
                                                                     TWENTY-NINE

TO ADD TO AN ACCOUNT:
The telephone purchase option enables you to add from $50 to $25,000 to your account by telephone.

You may elect the telephone purchase option on your application or
- at a later date - by completing the shareholder options form. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day after you call, if you call before the time the Fund calculates its NAV (see Share Price on page 35), or on the second business day after your call if you call after NAV has been calculated for the day.

TO EXCHANGE BETWEEN FUNDS:
Telephone exchanges are subject to limits (see Telephone Exchange Plan on page
41). A purchase by exchange is priced at the net asset value next calculated after your call.

WIRE----------------------------------------------------------------------------

TO OPEN AN ACCOUNT:
Please call 800.344.1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:
Please call 800.344.1770 for instructions on adding to an account by wire.

Your financial institution may charge you a fee to send (or receive) funds by wire.

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?
Artisan Small Cap Value Fund is closed to most new investors. Artisan Mid Cap Fund and Artisan Small Cap Fund have announced that each intends to close to most new investors at certain asset levels. The following eligibility criteria apply to a Fund when it is closed.


If you are a shareholder in a Fund when it closes, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions, even though the Fund has closed.

You may open a new account in a closed Fund only if:

- you are already a shareholder (in your own name or as beneficial owner of shares held in someone else's name) of that Fund;

   30
---------
 THIRTY

- you are a shareholder with combined balances of $100,000 in any of the Artisan Funds (in your own name or as beneficial owner of shares held in someone else's name);

- your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

- you are transferring or doing a "rollover" into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

- you are an employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit plan account that is a shareholder of the Fund as of the date the Fund closed;


- you are a director or officer of Artisan Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those people;


- you are a client of Artisan Partners or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively; or

- you are a client of a financial advisor or planner who had at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds as of the date on which the Fund closed, or at the time of your application.


An employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants. An eligible financial advisor or planner may continue to buy shares for existing and new clients.

In order to further limit the growth of assets of Artisan Small Cap Value Fund, beginning January 1, 2002, Artisan Small Cap Value Fund will not accept a new account for an employee benefit plan (including a 401(k) or other type of defined contribution plan) that expects to have increasing assets over time, even if the plan would be eligible to open a new account under the guidelines relating to employee benefit plans set out above.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                          31
                                                                     -----------
                                                                     THIRTY-ONE

AUTOMATIC INVESTMENT PLAN (AIP)

This service is a convenient way to make regular, systematic investments into your Artisan Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into your Artisan Fund. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) that you want the transfer to take place.

If you wish to discontinue the AIP, just notify us in writing.

TO OPEN AN ACCOUNT WITH AIP:
Complete and sign the account application including the Automatic Investment Plan section.

If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

TO ADD AIP TO AN ACCOUNT:
To add this convenient feature to your Artisan Fund account, please call
800.344.1770 or visit WWW.ARTISANFUNDS.COM for a shareholder options form.

Your financial institution may charge you a fee for electronic transfers of funds.


HOW TO SELL (REDEEM) SHARES


You may sell some or all of your shares on any day that the NYSE is open for trading. You will receive the share price calculated after your order is received by the Fund or its authorized agent. Some redemptions require SIGNATURE GUARANTEES. Please see page 39.

To sell shares in an IRA, you must send us both a letter of direction. Call 800.344.1770 for instructions.

The following procedures apply only to non-IRA accounts.


    32
----------
THIRTY-TWO

------------------------------------------------------------------------MAIL---

INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA AND UTMA
Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

TRUST
All Trustees must sign the letter of instruction.

ALL OTHERS
Call 800.344.1770 for instructions.

ADDRESSES:
     FOR REGULAR MAIL DELIVERY:             FOR OVERNIGHT DELIVERY:

     Artisan Funds                          Artisan Funds
     c/o Boston Financial                   c/o Boston Financial
     P.O. Box 8412                          66 Brooks Drive
     Boston, MA  02266-8412                 Braintree, MA  02184
                                            800.344.1770

-----------------------------------------------------TELEPHONE 800.344.1770-----

Available to all account types except IRAs

With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you did decline and would like to add it, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.


----------------------------------------------------------------------------WIRE

Available to all account types except IRAs


We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day your redemption request is effective. This option is available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this feature added to your Artisan Funds account.


Your financial institution may charge you a fee to receive funds by wire.

                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         33
                                                                    ------------
                                                                    THIRTY-THREE

SYSTEMATIC WITHDRAWALS---------------------------------------------------------

Available to all account types except IRAs

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund Account and must withdraw at least $50 per transaction.

If you'd like to add this option, please call us at 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

Your financial institution may charge you a fee for electronic transfers of funds.

SHAREHOLDER & ACCOUNT PROCEDURES

STATEMENTS AND REPORTS


As an Artisan Fund shareholder, you will receive:


o Confirmation statements - after every transaction in your account or change in your account registration.
o Quarterly account statements.
o Annual and semi-annual reports with financial statements.
o Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee for each year for which statements are requested, per Fund.

We reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to the address shared by two or more accounts.


     34
-----------
THIRTY-FOUR

Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within thirty days after receiving your request.

WEBSITE (WWW.ARTISANFUNDS.COM)


Our website - WWW.ARTISANFUNDS.COM - provides convenient access to information on the Artisan Funds. You can get current performance information, copies of the prospectus and statement of additional information, account applications and other forms, and periodic fund reports.

If you hold your account directly with Artisan Funds (that is, not through a broker or another intermediary), you can use Artisan Account Access on WWW.ARTISANFUNDS.COM for secure access to information about your Artisan Funds accounts. Through Artisan Account Access, you can:

o     check your account balance;
o     view recent transactions in your accounts;
o     change your mailing address; and
o     request copies of account statements.

To register for Artisan Account Access, visit WWW.ARTISANFUNDS.COM. You will need your tax identification (social security) number and account number to register.


SHARE PRICE


Each Artisan Fund is open for business every day the New York Stock Exchange ("NYSE") is open for regular session trading. Shares will not be priced on days when the NYSE is closed. Each Artisan Fund buys and sells its shares each day the NYSE is open, at the net asset value per share calculated on that day.


A Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central Time, but sometimes earlier.

                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         35
                                                                    ------------
                                                                    THIRTY-FIVE

SHAREHOLDER & ACCOUNT
PROCEDURES (CONTINUED)

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, securities are valued by a method that the Artisan Funds board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days the NYSE is open. So, the value of a Fund's portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

PURCHASES
o Your purchases must be in U.S. dollars and may be made by check, electronic funds transfer (EFT) or wire transfer. Your checks must be drawn on a U.S. financial institution.

o The Funds do not accept cash, credit cards, or third-party or starter checks.

o If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees a Fund or its transfer agent incurs.

o The price you pay for shares is the net asset value per share next calculated after your investment is received and accepted by the Funds. An order is accepted when the Fund or its authorized agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.


    36
----------
THIRTY-SIX

o A Fund may reject any purchase order it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

o A holiday, weekend or other interruption can affect the normal processing of an investment. Thus, in the Automatic Investment Plan (AIP), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

o A Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

MINIMUM BALANCES


It is very expensive for a Fund to maintain small accounts, and that cost is borne by all the Fund's investors. For this reason, each Fund reserves the right to close your account and redeem your shares if its value falls below $500. However, before closing a small account, the Fund would notify you and give you at least 30 days to bring your account's value up to the minimum. A Fund will waive the $500 minimum balance requirement if an account value has declined below $500 due solely to investment performance.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         37
                                                                    ------------
                                                                    THIRTY-SEVEN

SHAREHOLDER & ACCOUNT
PROCEDURES (CONTINUED)

AUTHORIZED AGENTS


The Fund may authorize certain financial services companies, broker-dealers or other authorized agents and in some cases, other organizations designated by an authorized agent (with their designees, collectively "authorized agents"), to accept purchase and redemption orders on the Fund's behalf. An order received by an authorized agent in good order will be deemed to have been accepted by the Funds. If you buy or redeem shares through an authorized agent, you will pay or receive the Fund's net asset value per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent.

Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that it provides to you on the Fund's behalf. This fee may be a percentage - currently up to 0.35% annually - of the average value of accounts for which the authorized agent provides services. The Fund pays a portion of this fee intended to be not more than the Fund would pay if your shares were registered directly with the Fund's transfer agent. Artisan Partners pays the balance of the fee.

REDEMPTIONS (SELLING SHARES)

o Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request.

o You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

o If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.


     38
------------
THIRTY-EIGHT

o If you make a telephone redemption, the Fund will send payment in one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer. Your bank may impose a fee for the incoming wire or incoming EFT; Artisan Funds reserves the right to charge fees for these services in the future. Payment by EFT will usually arrive at your bank two banking days after your redemption is processed. Payment by wire is usually credited to your bank account on the next business day after your redemption is processed.

o Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

o If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent.

If a Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, the Fund will cancel the check and reinvest the proceeds in your Fund account at the net asset value per share on the date of cancellation. And, if applicable, the Fund will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

o If you wish to redeem more than $25,000 worth of shares.

o If you change your name or add/remove an owner on your account.

                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         39
                                                                    ------------
                                                                    THIRTY-NINE

SHAREHOLDER & ACCOUNT
PROCEDURES (CONTINUED)

o If you add/change the beneficiary on your account.

o If you ask that a check be mailed to an address other than the one on your account.

o If you ask that a check be made payable to someone other than the account owner.

o If you add the telephone redemption option to your existing account.

o If you transfer the ownership of your account.

o If you have changed the address on your account by phone or through www.artisanfunds.com within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. Please contact your financial institution for its signature guarantee requirements and fees. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EACH OWNER'S SIGNATURE MUST BE GUARANTEED SEPARATELY. FOR EXAMPLE, A JOINT ACCOUNT WITH TWO OWNERS WOULD REQUIRE TWO SIGNATURE GUARANTEES.

ADDRESS CHANGE

If you wish to change the address on your account, call us at 800.344.1770 or, if you have registered for Artisan Account Access, change your address through WWW.ARTISANFUNDS.COM. Your Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone or through WWW.ARTISANFUNDS.COM, we will not honor a telephone redemption for the following 60 days. During that period, we will require written redemption requests with signature guarantees.


  40
-----
FORTY

TELEPHONE TRANSACTIONS


You may perform many transactions - including exchanges, purchases and redemptions - by telephone. Call us at 800.344.1770.

To prevent unauthorized transactions in your account, your Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller.

You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

TELEPHONE EXCHANGE PLAN

This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000.

AN EXCHANGE IS A SALE AND MAY HAVE TAX CONSEQUENCES FOR YOU.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

o If you wish to exchange between Funds, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

o Your exchange will be processed at the net asset value next calculated after your call. See Share Price on page 35.

o You may open a Fund account by telephone exchange from another Artisan Fund account.

o If your account is subject to backup withholding, you may not use the telephone exchange plan.

o Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, Artisan Funds may terminate your access to the plan or limit the number of transfers you can make in a calendar year.

o Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time. If Artisan Funds finds it necessary to do either, it will try to notify you in advance.

                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         41
                                                                    ------------
                                                                     FORTY-ONE

DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request or call us at 800.344.1770.

Each Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions, but send you a check for dividends.

CASH OPTION. We will send you a check for all distributions.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin promptly after the payment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.


   42
---------
FORTY-TWO

When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders of taxable accounts may also receive a year-end statement every January that reports, among other things, average cost basis of the shares sold, if that information is available to the Funds. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Given their objectives and strategies, each of the Artisan Funds is expected to produce primarily long- and short-term capital gains, as opposed to current income. Every January, each of your Funds will send you and the IRS a statement
- called Form 1099 - showing the amount of every taxable distribution you received (including those reinvested in additional shares) in the previous calendar year.


                     800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         43
                                                                    ------------
                                                                     FORTY-THREE

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request. For each year shown, all information is for the fiscal year ended June 30.

-------------------------------------------------------------------------------
INTERNATIONAL FUND - INVESTOR SHARES
-------------------------------------------------------------------------------




For a share outstanding throughout                               Years Ended June 30,
each period                                         2001      2000       1999      1998       1997
                                                  -------   -------    -------   -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $30.16    $18.67     $16.25    $14.48    $12.08

Income from investment operations:
    Net investment income (loss)..                  0.10(1) (0.03)(1)    0.08(1)   0.06(1)   0.07
    Net realized and unrealized gain (loss)
       on investments.............                  (7.18)   12.08        2.62      3.04      2.44
                                                    -----    -----       -----     -----    ------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      (7.08)   12.05        2.70      3.10      2.51
                                                    -----    -----       -----     -----    ------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:

    Net investment income.........                     -     (0.02)      (0.04)    (0.20)    (0.02)
    Net realized gains............                  (3.55)   (0.54)      (0.24)    (1.13)    (0.09)
                                                    -----    -----        -----    -----    ------

Total distributions...............                  (3.55)   (0.56)      (0.28)    (1.33)    (0.11)
                                                    -----    -----        -----    -----    ------

NET ASSET VALUE, END OF PERIOD....                 $19.53   $30.16      $18.67    $16.25    $14.48
                                                   ======   ======      ======    ======    ======

Total return......................                 (24.7)%    65.6%      17.4%     24.1%     20.9%

Ratios/supplemental data:
    Net assets, end of period (millions)       $3,907.1(2) $3,734.8(2)  $943.9(2) $414.5(2) $449.2
    Ratio of expenses to average net assets          1.22%    1.27%       1.38%     1.45%     1.61%
    Ratio of net investment income(loss) to
         average net assets.......                   0.45%  (0.10)%       0.59%     0.37%     1.07%

    Portfolio turnover rate.......                  72.01%   99.02%      79.41%   109.42%    103.66%



(1)  Computed based on average shares outstanding.
(2) Does not include amounts represented by Institutional Shares, which are offered to certain institutional investors by a separate prospectus.


                                                                        44
                                                                   -------------
                                                                    FORTY-FOUR

-------------------------------------------------------------------------------
MID CAP FUND - INVESTOR SHARES
-------------------------------------------------------------------------------


                                                                                   Years ended June 30,            Period Ended
                                                                       2001         2000       1999        1998     6/30/97(1)
For a share outstanding throughout each period                       --------     --------    -------    --------  -----------

NET ASSET VALUE, BEGINNING OF PERIOD ..........................       $27.57      $16.67      $13.69      $10.00   $10.00

Income from investment operations:
    Net investment income (loss) ..............................        (0.13)(5)   (0.18)(5)   (0.16)(5)   (0.08)      --
    Net realized and unrealized gain (loss)
     on investments ....                                                0.02(7)    11.91        4.41        4.56       --
                                                                      ------      ------      ------       -----    -----
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ................        (0.11)      11.73        4.25        4.48       --
                                                                      ------      ------      ------       -----    -----
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
    Net realized gains ........................................        (1.03)     (0.83)      (1.27)      (0.79)      --
                                                                      ------     ------      ------       -----    -----
NET ASSET VALUE, END OF PERIOD ................................       $26.43     $27.57      $16.67      $13.69   $10.00
                                                                      ======     ======      ======      ======   ======
Total return ..................................................       (0.6)%      72.9%       35.8%       46.1%     0.0%(2)

Ratios/supplemental data:
    Net assets, end of period (millions).......................       $1,333(6)  $225.0       $43.3       $12.8     $1.8
    Ratio of expenses to average net assets ...................        1.31%      1.40%       2.00%(4)    2.00%(4) 0.00%(3)
    Ratio of net investment income (loss) to average
    net assets ................................................      (0.52)%    (0.79)%     (1.13)%(4)  (0.77)%(4) 0.00%(3)
    Portfolio turnover rate ...................................      153.95%    245.69%     202.84%      235.65    0.00%(2)




(1) For the period from commencement of operations (June 27, 1997) through June 30, 1997.
(2) Not annualized.
(3) Annualized.
(4) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the Adviser. Absent expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25)% for the year ended June 30, 1999 and 3.64% and (2.41)% for the year ended
    June 30, 1998, respectively.
(5) Computed based on average shares outstanding.
(6) Does not include amounts represented by Institutional Shares, which are offered to certain institutional investors by a separate prospectus.
(7) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timimg of subscriptions and redemptions of Fund Shares.

                                                                          45
                                                                     -----------
                                                                      FORTY-FIVE
                     800.344.1770 - WWW.ARTISANFUNDS.COM

-------------------------------------------------------------------------------
MID CAP VALUE FUND
-------------------------------------------------------------------------------

                                                             Period
                                                             Ended
For a share outstanding throughout each period             6/30/01(1)
                                                            --------

NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00
Income from investment operations:
      Net investment income (loss)                             (0.01)(2)
      Net realized gain (loss) on investments                   1.19
                                                                ----

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                  1.18
                                                                ----
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
      Net realized gains                                           -
                                                                ----

NET ASSET VALUE, END OF PERIOD                                $11.18
                                                              ======

Total return                                                   11.8%(3)

Ratios/supplemental data:
      Net assets, end of period (millions)                     $13.2
      Ratio of expenses to average net assets                  1.84%(4)
      Ratio of net investment income (loss) to
      average net assets                                     (0.52)%(4)
      Portfolio turnover rate                                 40.72%(3)

(1) For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(2)  Computed based on average shares outstanding.
(3)  Not annualized.
(4) Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the Adviser. Absent expenses paid by the Adviser, the ratios of expense to average net assets and net investment loss to average net assets would have been 5.17% and (3.84%) for the period ended June 30, 2001.

                                                                         46
                                                                     -----------
                                                                      FORTY-SIX

-------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------
For a share outstanding throughout each period



                                                                       Years Ended June 30,
                                                         2001        2000       1999       1998       1997
                                                       -------     -------    -------    -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ............       $14.69      $11.09     $14.66     $15.11      $14.67

Income from investment operations:
    Net investment income (loss)  ...............        (0.09)(1)   (0.10)(1)  (0.08)     (0.10)      (0.04)
    Net realized and unrealized gain (loss) on
    investments .................................         0.05(2)     3.70       (2.53)     2.23        1.55
                                                        ------      ------      ------    ------      ------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..        (0.04)       3.60       (2.61)     2.13        1.51
                                                        ------      ------      ------    ------      ------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:

     Net realized gains .........................        (0.66)         --       (0.96)      (2.58)    (1.07)
                                                        ------      ------      ------      ======    ------
NET ASSET VALUE, END OF PERIOD ..................       $13.99      $14.69      $11.09      $14.66    $15.11
                                                        ======      ======      ======      ======    ======
Total return ...................................          0.1%       32.5%     (17.0)%       14.7%     11.3%

Ratios/supplemental data:
    Net assets, end of period (millions).........      $145.4      $185.4      $174.6      $304.1    $267.8
    Ratio of expenses to average net assets......        1.34%       1.35%       1.37%       1.33%     1.41%
    Ratio of net investment income (loss)
    to average net assets........................       (0.68)%    (0.79)%     (0.67)%     (0.74)%   (0.73)%
    Portfolio turnover rate......................       147.13%    193.76%     155.38%     134.67%    87.18%



(1) Computed based on average shares outstanding.

(2) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         47
                                                                     -----------
                                                                     FORTY-SEVEN

-------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-------------------------------------------------------------------------------



                                                                                   Year Ended June 30,                Period Ended
                                                                            2001          2000           1999          6/30/98(1)
                                                                          -------        -------        -------       ------------

For a share outstanding throughout each period

NET ASSET VALUE, BEGINNING OF PERIOD..................................    $10.63         $10.59         $11.37           $10.00
Income from investment operations:
    Net investment income (loss)......................................      0.05(5)        0.06(5)       (0.03)           (0.03)
    Net realized and unrealized gain (loss) on investments............      2.91           0.36          (0.21)(4)         1.40
                                                                          ------         ------         ------           ------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS........................      2.96           0.42          (0.24)            1.37
                                                                          ------         ------         ------           ------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
    Net investment income.............................................     (0.05)         (0.03)            --               --
    Net realized gains................................................     (0.49)         (0.35)         (0.54)              --
                                                                          ------         ------         ------           ------
Total distributions...................................................     (0.54)         (0.38)         (0.54)              --
                                                                          ------         ------         ------           ------

NET ASSET VALUE, END OF PERIOD........................................    $13.05         $10.63         $10.59           $11.37
                                                                          ======         ======         ======           ======

Total return..........................................................     28.8%           4.2%         (1.0)%            13.7%(2)

Ratios/supplemental data:
    Net assets, end of period (millions)..............................    $460.3         $261.7          $77.8            $47.2
    Ratio of expenses to average net assets...........................     1.20%          1.35%          1.66%            1.93%(3)
    Ratio of net investment income (loss) to average
    net assets........................................................     0.45%          0.60%        (0.45)%          (0.50)%(3)
    Portfolio turnover rate...........................................    40.77%         38.19%         49.29%           52.58%(2)



(1) For the period from commencement of operations (September 29, 1997) through June 30, 1998.
(2) Not annualized.
(3) Annualized.
(4) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(5) Computed based on average shares outstanding.


    48
-----------
FORTY-EIGHT

For more detail on the Artisan Funds, you may request the Statement of Additional Information (SAI), which is incorporated herein by reference.

You can find more information about a Fund's investments in its annual and semi-annual reports to shareholders. Those documents discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period.

To view or print the SAI, the reports to shareholders and other information about the Artisan Funds, visit WWW.ARTISANFUNDS.COM. Or, to receive a free copy of these documents, call 800.344.1770. Also call this number if you have a question or would like to receive other information about the Artisan Funds.

Text-only versions of the Funds' documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                                     (LOGO)
                                ARTISAN FUNDS
                      INVESTMENT MANAGEMENT PRACTICED WITH
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811-8932

                       800.344.1770 - WWW.ARTISANFUNDS.COM

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ARTISAN FUNDS
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800.344.1770
WWW.ARTISANFUNDS.COM
5/7/01-A1055

                               ARTISAN FUNDS, INC.

                           ARTISAN INTERNATIONAL FUND
                              ARTISAN MID CAP FUND
                           ARTISAN MID CAP VALUE FUND
                             ARTISAN SMALL CAP FUND
                          ARTISAN SMALL CAP VALUE FUND

                       1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                          (414) 390-6100 (800) 344-1770


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2001
                       as supplemented November 27, 2001
--------------------------------------------------------------------------------


         Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated November 1, 2001 and any supplement to the prospectus. A copy of the prospectus can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, or by accessing the Artisan Funds website at WWW.ARTISANFUNDS.COM.

                                TABLE OF CONTENTS
                                                                           Page


Information about the Funds and Artisan Partners............................2
Investment Objectives and Policies..........................................2
Investment Techniques and Risks.............................................2
Investment Restrictions....................................................16
Performance Information....................................................19
Organization...............................................................26
Directors and Officers.....................................................27
Principal Shareholders.....................................................31
Investment Advisory Services...............................................33
Code of Ethics.............................................................34
Distributor................................................................34
Portfolio Transactions.....................................................34
Purchasing and Redeeming Shares............................................36
Additional Tax Information.................................................38
Custodian and Transfer Agent...............................................40
Independent Accountants....................................................40
Financial Statements.......................................................40
Appendix - Description of Bond Ratings....................................A-1

                INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

         Each Fund is a series of Artisan Funds, Inc. Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.


         Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Artisan focuses on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. Each Fund's portfolio management team specializes in its market, with an investment process created and refined through years of experience -- an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.


         The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.

                        INVESTMENT OBJECTIVES AND POLICIES



         The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, investors in a Fund will receive at least 30 days' prior written notice of any change in a Fund's investment objective.


                         INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

         Each Fund, other than Artisan International Fund, may invest up to 25% of its total assets in foreign securities (including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Artisan International Fund invests at least 65% of its total assets in foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. No Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

         Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

European Currency Unification

         Eleven of the fifteen member countries of the European Union adopted a single European currency, the Euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union (EMU) are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries missing from the new unified currency are Great Britain, Denmark, Sweden and Greece. A new European Central Bank (ECB) was created to manage the monetary policy of the new unified region. On the same day, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002. This change is likely to significantly impact the European capital markets in which the Artisan International Fund invests a portion of its assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase the Fund's share price volatility.

Debt Securities

         In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's, a division of the McGraw-Hill Companies ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. Each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade
(i.e. securities rated BBB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"). However, no Fund currently intends to invest more than 5% of its net assets in debt securities rated below investment grade. See the Appendix for descriptions of rating categories.

         Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

         Each Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although a Fund may invest without limit in high quality corporate or government obligations (U.S. or non-U.S., in the case of Artisan International Fund) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Convertible Securities

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

         The Funds may use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.


         Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques may be used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.


         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in speculative currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.


         Options on Securities and Indexes. The Funds may purchase and write
(sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market. The Funds may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.


         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying
                                        7
security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

--------------------

(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund also may use those investment vehicles, provided that their use is consistent with that Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of each Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

         Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security

--------------------

(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

--------------------


   (3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

         In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         Each Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of a Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

         The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, may consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities


         Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund currently intends to loan securities having a value greater than 5% of its net assets.


Repurchase Agreements

         Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.


         A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.


When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

         A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund's fundamental limitation on borrowing.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales


         Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.


Line of Credit

         Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover


         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 2001 and 2000, respectively, each Fund's portfolio turnover rates were as follows: Artisan International Fund, 72.01% and 99.02%; Artisan Mid Cap Fund, 153.95% and 245.69%; Artisan Small Cap Fund, 147.13% and 193.76%; and Artisan Small Cap Value Fund, 40.77% and 38.19%. For the period from the commencement of operations (March 28, 2001) through June 30, 2001, the portfolio turnover rate for Artisan Mid Cap Value Fund (not annualized) was 40.72%. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

         Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares, under which a Fund may not:

         (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

         (3)      make loans, but this restriction shall not prevent a Fund from
(a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;(4)

         (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

         (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

         (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

         A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund's investment objective.

Non-Fundamental Restrictions

         The Funds also are subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors.

         A Fund may not:

         (a) invest in companies for the purpose of exercising control or management;

         (b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

         (c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Small Cap Fund, Artisan Small Cap Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, only];

----------------------------

(4) A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

         (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (f) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the Russell Midcap(R) Index, in each case at the time of investment [Artisan Mid Cap Fund only]; or

         (g) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of greater than $1.2 billion but less than $10 billion, in each case at the time of investment [Artisan Mid Cap Value Fund only];(5) or

         (h) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Fund only].

         (i) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.2 billion, in each case taken at the time of investment [Artisan Small Cap Value Fund only].(6)

          A Fund will notify its shareholders at least 60 days prior to any changes in the policies described in (f), (g), (h) and (i) above.

          For purposes of these investment restrictions, subsequent charges in a Fund's holdings as a result of changing market conditions, changes in the market capitalization of any security or changes in the amount of the Fund's total assets does not require a Fund to sell or dispose of an investment or to take any other action.

--------------------------

(5) Effective January 31, 2002. Prior to January 31, 2002, Artisan Mid Cap Value Fund is subject to non-fundamental restriction (f).

(6) Effective March 31, 2002. Prior to March 31, 2002, Artisan Small Cap Value Fund is subject to non-fundamental restriction (h).

                             PERFORMANCE INFORMATION

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

                  Average Annual Total Return is computed as follows:

                           ERV = P(l+T)/n/

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return
                           n = number of years
                           ERV     = ending redeemable value of a hypothetical
                                     $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.


                  Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                           ATV/D/ = P(l+T)/n/

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on
                               distributions)
                           n = number of years
                           ATV/D/    = ending value of a hypothetical $1,000
                                       investment made at the beginning of the
                                       period, at the end of the period (or
                                       fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

                  Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                           ATV/DR/ = P(l+T)/n/

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on
                               distributions and redemption)
                           n = number of years
                           ATV/DR/   = ending value of a hypothetical $1,000
                                       investment made at the beginning of the
                                       period, at the end of the period (or
                                       fractional portion thereof), after taxes on fund distributions and redemption.

         Each Fund's Total Return and Average Annual Total Return before and after taxes for various periods ended June 30, 2001 are shown in the tables below. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM or call 800.344.1770. Investors should maintain realistic expectations for future performance.



ARTISAN INTERNATIONAL FUND - INVESTOR SHARES
--------------------------------------------

---------------------------------------------------------------------------------------------------------
                    BEFORE TAXES                          1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                             -24.65%         119.90%            165.64%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                              -24.65%          17.07%             19.39%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                  1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                             -28.20%          98.94%            140.31%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                              -28.20%          14.75%             17.26%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES      1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                             -14.11%          86.08%            120.63%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                              -14.11%          13.22%            15.45%
---------------------------------------------------------------------------------------------------------
*from December 28, 1995 (commencement of operations)

ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES
-------------------------------------------------

---------------------------------------------------------------------------------------------------------
                    BEFORE TAXES                          1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                             -24.53%           N/A              83.29%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                              -24.53%           N/A              16.33%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                  1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                             -28.07%           N/A               65.89%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                              -28.07%           N/A               13.49%
---------------------------------------------------------------------------------------------------------

                                       20


---------------------------------------------------------------------------------------------------------
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES      1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                             -14.04%           N/A              58.41%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                              -14.04%           N/A              12.19%
---------------------------------------------------------------------------------------------------------
*from the date the class was first offered for sale (July 1, 1997)



If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return of your Fund shares for the life of the Fund (Investor Shares from inception on December 28, 1995 through June 30, 1997 and Institutional Shares from July 1, 1997 through June 30, 2001) (a) before taxes, (b) after taxes on distributions and (c) after taxes on distributions and sale of fund shares would have been (a) 167.74% and 19.56%, (b) 141.49%, and 17.36%
and (c) 121.63% and 15.55%, respectively.



ARTISAN MID CAP FUND - INVESTOR SHARES
--------------------------------------

---------------------------------------------------------------------------------------------------------
                    BEFORE TAXES                          1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                              -0.60%           N/A              240.92%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -0.60%           N/A               35.74%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                  1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                              -1.91%           N/A              209.33%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -1.91%           N/A               32.54%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS AND                1 YEAR          5 YEAR         LIFE OF FUND*
                SALE OF FUND SHARES
---------------------------------------------------------------------------------------------------------
Total Return                                              -0.24%           N/A              172.61%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -0.24%           N/A               28.43%
---------------------------------------------------------------------------------------------------------
* from June 27, 1997 (commencement of operations)

ARTISAN MID CAP FUND - INSTITUTIONAL SHARES
-------------------------------------------

---------------------------------------------------------------------------------------------------------
                    BEFORE TAXES                          1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                              -0.38%           N/A              -0.38%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -0.38%           N/A              -0.38%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                  1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                              -1.68%           N/A              -1.68%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -1.68%           N/A              -1.68%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS AND                1 YEAR          5 YEAR         LIFE OF FUND*
                SALE OF FUND SHARES
---------------------------------------------------------------------------------------------------------
Total Return                                              -0.10%           N/A              -0.10%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -0.10%           N/A              -0.10%
---------------------------------------------------------------------------------------------------------
*from the date the class was first offered for sale (July 1, 1997)


If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return on your investment for the life of the Fund (Investor Shares from inception on June 27, 1997 through June 30, 2000 and Institutional Shares from July 1, 2000 through June 30, 2001) (a) before taxes, (b) after taxes on distributions and (c) after taxes on distributions and sale of fund shares would have been (a) 241.68% and 35.82%, (b) 210.02%, and 32.62%
and (c) 173.17% and 28.49%, respectively.

ARTISAN MID CAP VALUE FUND
---------------------------

--------------------------------------------------------------------------
                  BEFORE TAXES LIFE OF FUND*
--------------------------------------------------------------------------
Total Return                                                11.80%
--------------------------------------------------------------------------
Average Annual Total Return                                   N/A
--------------------------------------------------------------------------

--------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                 LIFE OF FUND*
--------------------------------------------------------------------------
Total Return                                                11.80%
--------------------------------------------------------------------------
Average Annual Total Return                                   N/A
--------------------------------------------------------------------------

--------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS AND               LIFE OF FUND*
                SALE OF FUND SHARES
--------------------------------------------------------------------------
Total Return                                                 7.19%
--------------------------------------------------------------------------
Average Annual Total Return                                   N/A
--------------------------------------------------------------------------
* from March 28, 2001(commencement of operations)

         Mid Cap Value Fund's investment in a single IPO made a material contribution to performance. IPO investments are not an integral component of the Fund's investment process and may not be available in the future. The Fund's performance reflects the adviser's agreement to reimburse the Fund for expenses in excess of 2.00% of average net assets annually. Additionally, the outside directors of Artisan Funds have waived the portion of their fees applicable to the Mid Cap Value Fund for the fiscal year ending June 30, 2002. Absent the adviser's agreement and the directors' waiver of their fees, the Fund's total expense ratio for the fiscal year ended June 30, 2001 would have been 5.17%. The adviser's agreement, which may be terminated at any time, has been in effect since the Fund's inception and those expense reimbursements have had a material impact on the Fund's total return, which would have been lower in the absence of the agreement.


ARTISAN SMALL CAP FUND
----------------------



---------------------------------------------------------------------------------------------------------
                    BEFORE TAXES                          1 YEAR          5 YEAR         LIFE OF FUND*
---------------------------------------------------------------------------------------------------------
Total Return                                              0.07%           40.51%            107.74%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               0.07%           7.04%             12.38%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                  1 YEAR          5 YEAR         LIFE OF FUND*
----------------------------------------------------------------------------------------------------------
Total Return                                              -1.27%          25.17%            84.49%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               -1.27%          4.59%             10.28%
---------------------------------------------------------------------------------------------------------

                                       22


---------------------------------------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS AND                1 YEAR          5 YEAR         LIFE OF FUND*
                SALE OF FUND SHARES
---------------------------------------------------------------------------------------------------------
Total Return                                              0.50%           25.56%            75.63%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               0.50%           4.66%              9.42%
---------------------------------------------------------------------------------------------------------
* from March 28, 1995 (commencement of operations)




ARTISAN SMALL CAP VALUE FUND
-----------------------------

---------------------------------------------------------------------------------------------------------
                    BEFORE TAXES                          1 Year          5 Year         Life of Fund*
---------------------------------------------------------------------------------------------------------
Total Return                                              28.81%           N/A              51.14%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               28.81%           N/A              11.62%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
            AFTER TAXES ON DISTRIBUTIONS                  1 Year          5 Year         Life of Fund*
---------------------------------------------------------------------------------------------------------
Total Return                                              26.58%           N/A              42.93%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               26.58%           N/A               9.99%
---------------------------------------------------------------------------------------------------------

----------------------------------------------------- --------------- --------------- --------------------
          AFTER TAXES ON DISTRIBUTIONS AND                1 Year          5 Year         Life of Fund*
                SALE OF FUND SHARES
---------------------------------------------------------------------------------------------------------
Total Return                                              17.43%           N/A              36.06%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                               17.43%           N/A               8.56%
---------------------------------------------------------------------------------------------------------
* from September 29, 1997 (commencement of operations)




         The Funds impose no sales charges and pay no distribution expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from the composition of a Fund's portfolio. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media that might mention the Funds include, but are not limited to, the following:

   Atlanta Constitution                         Mutual Fund Letter
   Barron's                                     Mutual Fund News Service
   Boston Herald                                Mutual Fund Values
   Business Week                                Morningstar Publications
   Chicago Tribune                              Newsweek
   Chicago Sun-Times                            The New York Times
   Cleveland Plain Dealer                       No-Load Fund Investor
   CNBC                                         Outstanding Investor Digest
   CNN                                          Pension World
   Crain's Chicago                              Pensions and Investments
       Business                                 Personal Investor
   Consumer Reports                             Jane Bryant Quinn (syndicated
   Consumer Digest                                  column)
   Financial World                              Louis Rukeyser's Mutual Fund
   Forbes                                       The San Francisco Chronicle
   Fortune                                      Smart Money
   Fund Action                                  Stranger's Investment Adviser
   Investor's Business Daily                    13D Opportunities Report
   Kiplinger's Personal                         Time
        Finance Magazine                        United Mutual Fund Selector
   Knight-Ridder                                USA Today
   Los Angeles Times                            U.S. News and World Report
   Milwaukee Business Journal                   The Wall Street Journal
   Milwaukee Journal Sentinel                   Working Woman
   Money                                        Worth
                                                Your Money

         When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

         Various newspapers and publications including those listed above may also make mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature. Mark L. Yockey, portfolio manager of Artisan International Fund, was named "Morningstar International Fund Manager of the Year for 1998" by Morningstar, Inc. ("Morningstar"). Morningstar presents the award to a portfolio manager based on, according to Morningstar, "excellent investment skill, the courage to differ from consensus and the commitment to shareholders deemed necessary to deliver outstanding long-term performance."

         A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of a Fund may be compared to the following indexes or or other indexes or averages:


Dow-Jones Industrial Average                       New York Stock Exchange Composite Index
Russell 2000(R) Index                              American Stock Exchange Composite Index
Russell 2000(R) Growth Index                       NASDAQ Composite
Russell 2000(R) Value Index                        NASDAQ Industrials
Russell Midcap(R) Index                           (These indexes generally reflect the
Russell Midcap(R) Value Index                      performance of stocks traded in the
Standard & Poor's 500 Stock Index                  indicated markets.)
Standard & Poor's 400 Industrials
Standard & Poor's 400 MidCap Index                 Lipper International Fund Index
Wilshire 5000                                      Lipper International & Global Funds Average
Wilshire 4500                                      Morgan Stanley Capital International
Wilshire 4000                                      Europe, Australasia and Far East (EAFE)
Wilshire Small-Cap Index                           Index
Wilshire Small-Cap Value Index                     Morningstar International Stock Average
(These indexes are widely recognized indicators    Financial Times-Actuaries World Index
of general U.S. stock market results.)             (Ex-U.S.)
                                                   Morgan Stanley Capital
                                                   International World Index
                                                   (These indexes are widely
                                                   recognized indicators of
                                                   the international markets.)



         The performance of a Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Cap Fund Index; Lipper Small-Cap Core Fund Index; Lipper Small-Cap Value Fund Index; Lipper International Fund Index; Lipper Mid Cap Fund Index; Lipper Mid-Cap Core Fund Index; Lipper Mid-Cap Value Fund Index; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

         Each Lipper Index reflects the net asset value weighted total return of the thirty largest funds in that Lipper category as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an organization that monitors the performance of mutual funds.

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

         A Fund may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For any fund with at least a three-year performance history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

         To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Funds also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both), value stocks (small-capitalization, large-capitalization, or both) or similar categories or groups of financial assets.

                                  ORGANIZATION


         The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

         Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in each Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million. The classes of a Fund share pro rata the costs of management of that Fund's portfolio, including the advisory fee, but each bears the cost of its transfer agency and shareholder servicing arrangements. Those arrangements may result in differing communications to shareholders of the classes in a single Fund. Because of the differing expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

         The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder return.

         The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of any Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.


         Each share of a Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

         Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.


                             DIRECTORS AND OFFICERS

         Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Andrew A. Ziegler*                  Director, Chairman of the        Managing Director of Artisan Partners; Chairman
10/7/57                             Board and Chief Executive        and President of Artisan Distributors; prior to
                                    Officer                          founding Artisan Partners in 1994, President
                                                                     and Chief Operating Officer of Strong/Corneliuson
                                                                     Capital Management ("Strong") and President of the
                                                                     Strong Funds from 1990 to 1994.

                                       27


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Carlene Murphy Ziegler*             Director and                     Managing Director of Artisan Partners;
6/20/56                             Vice President                   Portfolio Co-Manager of Artisan Small Cap Fund;
                                                                     Director of Heidrick & Struggles International, Inc.
                                                                     (an executive search firm); President of Artisan
                                                                     Funds (1995-1999); prior to founding Artisan
                                                                     Partners in 1994, a Portfolio Co-Manager of the
                                                                     Strong Common Stock Fund, Strong Opportunity
                                                                     Fund and numerous institutional small-capitalization
                                                                     equity portfolios at Strong since March 1991.

David A. Erne                       Director                         Partner of the law firm Reinhart, Boerner, Van
5/6/43                                                               Deuren, Norris & Rieselbach, S.C., Milwaukee,
                                                                     WI.

Thomas R. Hefty                     Director                         Chairman of the Board, President and Chief
6/9/47                                                               Executive Officer of Cobalt Corporation
                                                                     (a provider of managed care and specialty
                                                                     business services)


Jeffrey A. Joerres                  Director                         Chairman of the Board (since May 2001),
12/5/59                                                              President and Chief Executive Officer (since
                                                                     April 1999) of Manpower, Inc. (a
                                                                     non-governmental employment service
                                                                     organization); formerly, Senior Vice President,
                                                                     European Operations and Global Account
                                                                     Management and Development of Manpower, Inc.

Patrick S. Pittard                  Director                         Chairman of the Board, formerly President and
11/24/45                                                             Chief Executive Officer of Heidrick & Struggles
                                                                     International, Inc. (an executive search firm);
                                                                     Director, Jefferson Pilot Corporation (an
                                                                     individual and group life insurance and annuity
                                                                     company); Chairman of the Board, The University
                                                                     of Georgia Foundation.


Howard B. Witt                      Director                         Chairman of the Board, President and Chief
5/17/40                                                              Executive Officer of Littelfuse, Inc. (a
                                                                     manufacturer of advanced circuit protection
                                                                     devices); Director of Material Sciences
                                                                     Corporation, (a technology based manufacturer
                                                                     of continuously processed coated and specialty
                                                                     engineered materials and services) and
                                                                     Franklin Electric Co., Inc. (a manufacturer of
                                                                     electronic motors).


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------

Michael C. Roos                     President                        Managing Director of Artisan Partners;
4/18/58                                                              Vice President of Artisan Distributors.

Lawrence A. Totsky                  Chief Financial Officer and      Managing Director and Chief Financial Officer
5/6/59                              Treasurer                        of Artisan Partners; Vice President, Chief Financial
                                                                     Officer and Treasurer of Artisan Distributors;
                                                                     prior to joining Artisan Partners in 1998,
                                                                     Senior Vice President and Director of Mutual Fund
                                                                     Administration, Strong Capital Management, Inc.

Janet D. Olsen                      General Counsel and Secretary    Managing Director and General Counsel of Artisan
7/7/56                                                               Partners; Vice President and Secretary of Artisan
                                                                     Distributors; prior to joining Artisan Partners in
                                                                     November 2000, Member of the law firm Bell, Boyd &
                                                                     Lloyd LLC, Chicago, IL.

Mark L. Yockey                      Vice President                   Managing Director of Artisan Partners;
6/5/56                                                               Portfolio Manager of Artisan International
                                                                     Fund; prior to joining Artisan Partners in
                                                                     1995, Portfolio Manager of the United
                                                                     International Growth Fund and Vice President
                                                                     of Waddell & Reed (investment management firm).

Sandra Jean Voss                    Vice President                   Senior Equity Trader for Artisan Partners;
3/6/64                                                               prior to joining Artisan Partners in 1995,
                                                                     Equity Trader with Northwestern Mutual Life
                                                                     Insurance Company.

Scott C. Satterwhite                Vice President                   Managing Director of Artisan Partners and
7/15/57                                                              Portfolio Co-Manager, Artisan Mid Cap Value
                                                                     Fund and Artisan Small Cap Value Fund; prior
                                                                     to joining Artisan Partners in June 1997, Senior
                                                                     Vice President and Portfolio Manager of Wachovia
                                                                     Corporation (a bank holding company), and Portfolio
                                                                     Manager of Biltmore Special Values Fund in addition
                                                                     to being a Personal Trust Portfolio Manager and
                                                                     Manager of Personal Trust Portfolio Personal Trust
                                                                     Portfolio  Trust Portfolio Group.


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Andrew C. Stephens                  Vice President                   Managing Director of Artisan Partners, and
10/31/63                                                             Portfolio Manager, Artisan Mid Cap Fund; prior
                                                                     to joining Artisan Partners in 1997, Portfolio Co-Manager
                                                                     of Strong Asset Allocation Fund at Strong, February
                                                                     1993 through March 1997, and Senior Research
                                                                     Analyst for Strong Common Stock Fund and Strong
                                                                     Opportunity Fund, prior thereto.

Marina T. Carlson                   Vice President                   Managing Director of Artisan Partners,
5/9/64                                                               Portfolio Co-Manager, Artisan Small Cap Fund;
                                                                     prior to joining Artisan Partners in 1999,
                                                                     Manager of Strong Mid Cap Disciplined Fund
                                                                     from its inception in December 1998 through
                                                                     March 1999 and Portfolio Co-Manager of Strong
                                                                     Opportunity Fund and Strong Common Stock Fund
                                                                     at Strong prior thereto.

James C. Kieffer                    Vice President                   Managing Director of Artisan Partners and
12/2/64                                                              Portfolio Co-Manager, Artisan Mid Cap Value
                                                                     Fund and Artisan Small Cap Value Fund;
                                                                     from 1997 to 2000, Research Analyst for
                                                                     Artisan Partners; from 1996 to 1997 Research
                                                                     Analyst for McColl Partners; prior to
                                                                     McColl Partners, Research Analyst for Wachovia
                                                                     Investment Management.

Gregory K. Ramirez                  Assistant Secretary and          Director of Client Accounting and Administration
7/14/70                             Assistant Treasurer              of Artisan Partners; Assistant Treasurer
                                                                     of Artisan Distributors; prior to joining Artisan
                                                                     Partners in 1997, Audit Manager of Price Waterhouse LLP.



         The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; Mr. Joerres - 5301 N. Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 303 Peachtree Street NE, Suite 4280, Atlanta, Georgia 30308; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

         Mr. Ziegler and Ms. Ziegler are married to each other.

         Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise many of the powers of the Board of Directors. Messrs. Erne, Hefty and Witt serve as members of the Board's Audit Committee and Governance Committee. The Audit

Committee makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee makes recommendations to the Board regarding committees of the Board and committee assignments, Board composition, candidates for election as non-interested directors and compensation for non-interested directors. Additionally, the Governance Committee oversees the process for evaluating the functioning of the Board.

         The compensation paid to directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $40,000. Prior to July 1, 2001, the directors' annual retainer was $27,000. In addition, directors receive a meeting attendance fee of $1,000 for any meeting held in person and for any committee meeting not held on the same day as a regular board meeting and attended in persod and $500 for any meeting held by telephone. The chairman of any committee receives twice the regular meeting fee for any meeting of the committee attended in person or by telephone. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds in accordance with a formula determined from time to time by the Board. Artisan Funds has no retirement or pension plans.


         The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 2001 to each director of Artisan Funds.



                                                                  PENSION OR
                                                                  RETIREMENT                        TOTAL
                                        AGGREGATE              BENEFITS ACCRUED                  COMPENSATION
                                      COMPENSATION              AS PART OF FUND              FROM ARTISAN FUNDS(1)
       NAME OF DIRECTOR            FROM ARTISAN FUNDS(1)           EXPENSES                   PAID TO DIRECTORS(1)
       ----------------            ------------------              --------                   -----------------
Andrew A. Ziegler                     $        0                $         0                    $          0
Carlene Murphy Ziegler                         0                          0                               0
David A. Erne                             31,000                          0                          31,000
Thomas R. Hefty                           31,000                          0                          31,000
Jeffrey A. Joerres                            0(2)                        0                               0(2)
Patrick S. Pittard                            0(2)                        0                               0(2)
Howard B. Witt                            31,000                          0                          31,000



(1) Artisan Mid Cap Value Fund commenced operations in March 2001 and paid no compensation in 2001.
(2) Mr. Joerres and Mr. Pittard became members of the Board of Directors on August 9, 2001.



         At October 25, 2001, the officers and directors of Artisan Funds as a group owned less than 1% of the outstanding shares of each Fund.


                             PRINCIPAL SHAREHOLDERS


         The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund) as of September 30, 2001 were:



                                                                                                   PERCENTAGE OF
          NAME AND ADDRESS                                      FUND                         OUTSTANDING SHARES HELD

Charles Schwab & Co. Inc. (1)                         International Fund -
101 Montgomery Street                                    Investor Shares                             50.7%
San Francisco, CA  94104-4122                         Mid Cap Fund -
                                                         Investor Shares                             51.1%
                                                      Mid Cap Value Fund                             26.5%
                                                      Small Cap Fund                                 13.3%
                                                      Small Cap Value Fund                           25.1%


National Financial Services Corp. (1)                 International Fund -                           15.6%
One World Financial Center                               Investor Shares
200 Liberty Street                                    Mid Cap Fund -                                 19.0%
New York, NY  10281-1003                                 Investor Shares
                                                      Mid Cap Value Fund                              9.2%
                                                      Small Cap Value Fund                            8.0%

The Queens Health System                              Small Cap Fund                                  8.1%
1099 Alakea Street, Suite 1100
Honolulu, HI  96812-4512

The Childrens Museum of Indianapolis                  Small Cap Fund                                 11.0%
PO Box 3000
Indianapolis, IN  46206-3000

The Professional Golfers Association of America       Small Cap Fund                                  6.7%
PO Box 109601
Palm Beach Gardens, FL  33410-9601

Washington State University                           Small Cap Fund                                  5.8%
Regents Foundation Endowment Fund
P.O. Box 641025
Pullman, WA 99164-1025

The Northern Trust Company                            Small Cap Value Fund                           7.92%
FBO Marshfield Clinic ERP
PO Box 92956
Chicago, IL  60675-2955

Maryland National Capital Park and Planning           Small Cap Value Fund                            5.7%
Retirement System
6611 Kenilworth Avenue, Suite 100
Riverdale, MD 20737-1332

The Northern Trust Company FBO                        Mid Cap Fund -                                  5.3%
Lee Memorial Health Systems                           Institutional Shares
636 Del Prado Blvd.
Cape Coral, FL 33990

Wendel & Co. A/C #706023                              Mid Cap Fund -                                  5.2%
1 Wall Street, 6th floor                              Institutional Shares
New York, NY 10005-2500



(1)      Shares are held of record on behalf of customers, and not beneficially.

                          INVESTMENT ADVISORY SERVICES

         Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated March 27, 1995, (Small Cap Fund); December 27, 1995 (International Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); July 31, 1997 (Small Cap Value Fund) (the "Advisory Agreements"). Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California, and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328.


         In return for its services, each Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. In addition Artisan Partners has undertaken to reimburse Artisan Mid Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year.



    The investment advisory fees paid by the Funds for the fiscal years ended June 30, 2001, 2000 and 1999 were:




--------------------------------------------------------------------------------------------------
FUND                                                 2001                 2000                1999
--------------------------------------------------------------------------------------------------
International Fund                            $46,330,443          $27,952,915          $6,718,770
--------------------------------------------------------------------------------------------------
Mid Cap Fund                                    8,031,885            1,063,517             229,834
  less waiver/reimbursement                                                                -29,152
                                                                                           -------
  net fee                                                                                  200,682
--------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                 24,752                  N/A                 N/A
  less waiver/reimbursement                       -24,752
                                                  -------
  net fee                                               0
--------------------------------------------------------------------------------------------------
Small Cap Fund                                  1,537,430            1,763,380           1,980,620
--------------------------------------------------------------------------------------------------
Small Cap Value Fund                            3,432,180            1,532,665             511,680
--------------------------------------------------------------------------------------------------




        Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

         Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                                 CODE OF ETHICS


         The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC ("Distributors") establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.


                                   DISTRIBUTOR

         Shares of the Funds are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

         Artisan Funds pays all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.


                             PORTFOLIO TRANSACTIONS


         Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.



         When selecting a broker or an electronic communication network (ECN) for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; compilations of securities prices, earnings, dividends and similar data; computer databases; quotation services; research-oriented computer software and services; services of proxy-voting, economic and other consultants, and trade organization memberships. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items in cash, which may provide an incentive to Artisan Partners to select a particular broker or ECN that will provide it with research. However, Artisan Partners chooses those brokers it believes are best able to provide the best combination of net price and execution in each transaction and uses only a limited percentage of its client brokerage dollars for soft dollar commitments.

         In some instances, Artisan Partners may have an agreement or understanding with a broker or ECN that Artisan Partners will direct brokerage transactions to that broker or ECN generating at least a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of that broker or ECN, even if another broker or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker which provides research. Artisan Partners maintains internal allocation procedures to identify those brokers who have provided it with research products or services and the value of the research products or services they provided, and tries to direct enough commissions generated by its clients' accounts in the aggregate to those brokers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

         Artisan Partners does not intentionally pay a greater commission to a broker or ECN providing research than it would pay to a broker from which it received execution only. However, Artisan Partners does not seek competitive bids from brokers on commission rates for every transaction and it is possible that, as to any transaction, another broker might have been willing to execute that transaction at a lower commission rate.

         In some instances, Artisan Partners receives from brokers products or services that are used both as investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services which may be considered investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services.

         Artisan Partners may use research products or services provided by brokers or ECNs in servicing the Funds' accounts, accounts in which Artisan Partners or one or more of its affiliates has a beneficial interest, and accounts of any or all of its clients and investment personnel. Artisan Partners may not necessarily use research products or services in connection with the accounts that paid commissions to the broker providing the product or service. Artisan Partners may use step-outs to direct commissions to a broker that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction, using another broker for execution of that transaction.

         With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention. During the fiscal years ended June 30, 2001, 2000 and 1999, Artisan International Fund paid brokerage commissions of $20,427,041, $18,858,117 and $4,343,103, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $8,752,247,016, $8,086,392,185 and $1,558,249,458,
respectively. During fiscal years ended June 30, 2001, 2000 and 1999, Artisan Mid Cap Fund paid brokerage commissions of $5,893,401, $851,657 and $175,709, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $3,679,627,630, $628,119,525 and $109,326,360, respectively. From its inception on March 31, 2001 through June 30, 2001, Artisan Mid Cap Value Fund paid brokerage commissions of $9,402 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $17,944,144. During fiscal years ended June 30, 2001, 2000 and 1999, Artisan Small Cap Fund paid brokerage commissions of $1,346,864, $1,733,133 and $1,811,405, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $474,756,840, $701,949,105 and $666,090,745, respectively. For the fiscal years ended June 30, 2001, 2000 and 1999, Artisan Small Cap Value Fund paid brokerage commissions of $377,593, $580,258 and $183,523, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $324,599,684, $268,124,319 and $78,952,777, respectively.


                         PURCHASING AND REDEEMING SHARES


         Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference. In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are eligible for purchase by that Fund (consistent with the Fund's goal and investment strategy, that have a value that is readily ascertainable in accordance with the Fund's valuation policies. Call Artisan Funds at 1-800-344-1770 if you are interested in purchasing Fund shares with other securities.


         Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

         In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. A Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.


         Artisan Funds provides information to many of those intermediaries through a password-protected website, www.artisanfa.com, which is available 24 hours a day, 7 days each week. Through www.artisanfa.com, financial advisors and others who have been granted access to the site are able to view and download month-end data and statistics for each Fund, quarterly manager commentaries, various articles and transcripts, a calendar of events, and other information. Access to www.artisanfa.com is limited to financial advisors and other financial professionals. For more information, financial professionals may telephone 1-800-454-1770.



         Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company (an "authorized agent") authorized by the Fund to accept purchase and redemption orders on a Fund's behalf; or (iii) such authorized agent's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central time, but sometimes earlier) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February,
Good Friday, the last Monday in May, Independence Day, Labor Day,
Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following
Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of a Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.


         Artisan International Fund generally invests a significant portion (and perhaps as much as substantially all) of its assets in securities primarily traded outside the United States and each of the other Funds has the ability to invest up to 25% of its total assets in non-U.S. securities. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their net asset values, and sometimes are not open on days when the Funds do calculate their net asset values. Even on days on which both the foreign market and the NYSE are open, several hours will have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their net asset values. The Funds monitor for significant events in foreign markets as a result of which the closing price of a security on the foreign market might no longer represent a fair value for that security as of the time of the calculation of net asset value. If such an event has occurred, the affected securities would be valued at a fair value determined in accordance with procedures established from time to time by the Board of Directors.


         Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

         Because each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


                           ADDITIONAL TAX INFORMATION

         Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Funds' shareholders.

         Your distributions will be taxable to you, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.


         You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have held your shares. The maximum long-term capital gains rate, which is generally 20% for individual taxpayers, is reduced to 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000. Long-term gains are those derived from securities held by a Fund for more than a year.

         You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

         If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.


         A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:


           - You fail to furnish your properly certified social security or other tax identification number;

           - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;


           - You fail to certify that you are a U.S. Person (including a U.S. resident alien); or


           - The IRS informs the Fund that your tax identification number is incorrect.

         The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress.

         These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

         The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

         In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

         The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S.citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.


                          CUSTODIAN AND TRANSFER AGENT

         State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Funds' independent accountants, providing services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

         The financial statements and financial highlights of Artisan Funds appearing in the prospectus and this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports with respect thereto, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                     ------
                                     ARTIX
                                     ------


ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON AND PREFERRED STOCKS - 94.9%

AUSTRALIA - 2.0%
 Commonwealth Bank of Australia - diversified
  financial services                                    4,022,600    $68,609,759
 National Australia Bank Ltd. - diversified
  financial services                                    2,293,363     40,332,285
                                                                    ------------
                                                                     108,942,044
BELGIUM - 3.2%
 Delhaize Le Lion S.A. - retail supermarkets
  and drugstores                                          152,346      9,018,024
 Dexia - municipal lending services                       691,120     10,975,820
 Groupe Bruxelles Lambert S.A. - media and
  utility companies                                       698,722     39,199,123
 (1)Interbrew - brewery                                 4,202,313    112,535,469
                                                                    ------------
                                                                     171,728,436
BRAZIL - 2.3%
 Petroleo Brasileiro S.A. (ADR) - oil, gas and
  petrochemical producer                                3,355,500     87,243,000
 Tele Norte Leste Participacoes S.A. -
  Preferred - (ADR) - telecommunication services        1,529,800     23,344,748
 Telesp Celular Participacoes S.A.(2) -
  Preferred - (ADR) - telecommunication services          944,800     14,313,720
                                                                    ------------
                                                                     124,901,468
CANADA - 3.7%
 (1)AT&T Canada, Inc.(2) - Class B -
  telecommunication services                            3,207,400     96,542,740
 CanWest Global Communications Corporation -
  television and cable broadcasting                     2,139,798     19,951,332
 (1)Corus Entertainment, Inc. - Class B - multimedia    2,026,950     46,346,313
 Four Seasons Hotels, Inc.(2) - luxury hotels              31,200      1,726,920
 Molson, Inc. - Class A - brewery                         553,900     17,519,241
 Rogers Communications, Inc. - Class B -
  cable television                                      1,150,800     17,183,137
                                                                    ------------
                                                                     199,269,683
DENMARK - 0.7%
 Novo-Nordisk A/S - Class B - pharmaceuticals             905,300     40,082,142

FRANCE - 3.6%
(1)JC Decaux S.A. - advertising services                3,732,000     49,970,382
 Publicis Groupe S.A. - advertising services              472,630     11,455,138
 Suez S.A. - building and construction                  4,191,765    134,987,784
                                                                    ------------
                                                                     196,413,304
GERMANY - 10.1%
 Allianz AG - insurance and financial services            430,200    125,686,498
 Beiersdorf AG - personal care products                    86,725      9,076,642
 Deutsche Boerse AG - diversified financial services    1,176,611     41,579,849
 Ergo Versicherungs Gruppe AG - multi-line insurance      398,050     58,576,897
 KDG Investors, L.P.(3) - cable television             10,000,000      6,400,000
 Muenchener Rueckversicherungs-
  Gesellschaft AG - reinsurance                           546,700    152,518,612
 ProSieben Sat.1 Media AG - Preferred -
  television broadcaster                                5,024,484     72,896,919
 Software AG - computer software and services           1,208,312     79,051,540
                                                                    ------------
                                                                     545,786,957

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
IRELAND - 1.7%
 Bank of Ireland - commercial bank                      8,966,535    $88,904,645

ITALY - 11.5%
 Assicurazioni Generali S.p.A. - multi-line insurance   5,445,300    163,818,939
 Autogrill S.p.A. - restaurants                         5,913,550     63,795,585
 Autostrade - Concessioni e Costruzioni
  Autostrade S.p.A. - transportation services           6,340,500     41,212,866
 Buzzi Unicem S.p.A. - building products                1,039,750      8,159,318
 Gucci Group NV(2) - apparel manufacturer                 879,900     73,691,626
 IntesaBCI S.p.A. - money center bank                  15,925,205     56,277,530
 Mediobanca S.p.A. - investment banking                 4,647,000     49,698,808
 Rolo Banca 1473 S.p.A. - commercial bank               5,728,007     84,365,961
 Unicredito Italiano S.p.A. - commercial bank          18,862,200     81,042,765
                                                                    ------------
                                                                     622,063,398
JAPAN - 8.6%
 Banyu Pharmaceutical Co., Ltd. - pharmaceuticals       3,570,400     65,418,684
 Honda Motor Co., Ltd. - automobile manufacturer        2,825,800    124,171,150
 Promise Co., Ltd. - consumer finance                   1,541,600    127,076,001
 Takefuji Corporation - consumer finance                  941,900     85,572,345
 Toho Co., Ltd. - motion pictures and services            148,300     17,718,467
 Tokyo Broadcasting System, Inc. -
  television broadcasting                               2,229,000     42,896,320
                                                                    ------------
                                                                     462,852,967
KOREA - 0.6%
 Cheil Communications, Inc. - advertising agencies         36,670      3,186,244
 SK Telecom Co., Ltd. (ADR) - cellular
  telecommunication services                            1,785,600     30,176,640
                                                                    ------------
                                                                      33,362,884
LUXEMBOURG - 0.9%
 RTL Group - television and radio broadcasting            751,304     45,746,347

MEXICO - 6.0%
 America Movil, S.A. de C.V. (ADR)(2) -
  telecommunication services                            2,531,500     52,807,090
 Cemex, S.A. de C.V. (ADR) - cement                       601,400     15,937,100
 Fomento Economico Mexicano, S.A. de C.V.
  (ADR)(2) - brewer                                     2,141,000     91,656,210
 (1)Seguros Comercial America - Class B -
  multi-line insurance                                    569,000      1,319,602
 Telefonos De Mexico, S.A. de C.V. (ADR) -
  telecommunication services                            2,521,700     88,486,453
 Wal-Mart De Mexico, S.A. de C.V. -
  discount department stores                           27,778,200     75,465,899
                                                                    ------------
                                                                     325,672,354
NETHERLANDS - 9.1%
(1)Fortis (NL) NV - diversified financial services 6,413,338 156,092,670 Unilever NV - food and household
  products manufacturer                                 2,321,900    139,312,701
 Van der Moolen Holding NV - financial services         1,874,611     49,088,932
 Wolters Kluwer NV - publishing                         5,448,214    146,592,527
                                                                    ------------
                                                                     491,086,830
NORWAY - 0.1%
 P4 Radio Hele Norge ASA - radio broadcasting           1,139,600      3,175,836

POLAND - 0.2%
(1)Bank Polska Kasa Opieki S.A. - commercial bank         453,935      7,786,600

PORTUGAL - 0.7%
 Portugal Telecom, SGPS, S.A. -
  telecommunication services                            5,521,500     38,556,557

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                     ------
                                     ARTIX
                                     ------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
SINGAPORE - 1.4%
 DBS Group Holdings Ltd. - money center bank            6,981,807 $   51,348,087
 Oversea Chinese Banking Corporation Ltd. -
  money center bank                                     3,957,750     25,849,190
                                                                    ------------
                                                                      77,197,277
SPAIN - 5.4%
 Acciona, S.A. - construction services                    657,035     24,499,382
 Altadis, S.A. - tobacco                                5,069,910     72,352,956
 Centros Comerciales Carrefour, S.A. -
  retail hypermarkets                                   3,301,313     44,203,609
 Corporacion Mapfre, Compania Internacional de
  Reaseguros, S.A. - multi-line insurance                 867,606     18,153,383
 (1)Industria de Diseno Textil, S.A. -
  apparel manufacturer                                  3,457,700     55,234,777
 (1)Promotora de Informaciones, S.A.
  (Prisa) - multimedia                                  1,316,815     14,060,775
 Repsol YPF, S.A. - oil and natural gas
  exploration and production                            3,696,611     61,087,494
                                                                    ------------
                                                                     289,592,376
SWEDEN - 0.8%
 Swedish Match AB - tobacco                             9,703,000     45,512,094

SWITZERLAND - 7.5%
 Julius Baer Holding AG - Class B - commercial bank        12,765     49,134,414
 Lonza AG - specialty chemicals                            76,240     44,517,540
 Novartis AG - pharmaceuticals                          3,642,850    131,905,033
 Swiss Re - reinsurance products                           14,332     28,656,023
 UBS AG - money center bank                             1,055,670    151,313,679
                                                                    ------------
                                                                     405,526,689
UNITED KINGDOM - 14.8%
 Abbey National PLC - mortgage banks                    2,216,128     38,528,411
 Aegis Group PLC - advertising services                 2,360,471      3,440,600
 British American Tobacco PLC - tobacco                 9,705,716     74,493,649
 British Telecommunications PLC -
  telecommunication services                           10,965,752     68,876,080
 Carlton Communications PLC - television broadcaster   15,499,443     73,723,614
 Compass Group PLC - hospitality services              19,902,257    157,939,739
 Diageo PLC - food and alcoholic beverages              9,804,600    107,700,978
 Granada PLC - media services                          37,527,712     77,954,156
 Lloyds TSB Group PLC - money center bank              16,627,423    165,788,106
(1)NTL, Inc.(2) - communication services                2,302,500     27,745,125
                                                                    ------------
                                                                     796,190,458

                                                                   -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $5,409,962,103)            5,120,351,346


RIGHTS - 0.0%(4)

PORTUGAL
 Portugal Telecom, SGPS, S.A.,
  expires 07/09/2001 (Cost $0)                          4,740,000        642,706

WARRANTS - 0.1%

FRANCE
 Publicis Groupe S.A., expires 3/07/2002 (Cost $0)      1,841,827      5,244,475

TOTAL COMMON AND PREFERRED STOCKS,
  RIGHTS AND WARRANTS - 95.0%
                                                                   -------------
  (Cost $5,409,962,103)                                            5,126,238,527

                                     ------
                                     ARTIX
                                     ------


---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                         PAR
                                                        AMOUNT          VALUE
                                                     ===========    ===========
SHORT-TERM INVESTMENTS - 4.3%
 Repurchase agreement with State Street Bank and
  Trust Company, 2.75%, dated 6/29/2001, due 7/2/2001,
  maturity value $229,956,686 collateralized by
  $132,518,522 market value U.S. Treasury Bond,
  8.125% due 5/15/2021 and $102,005,405 market
  value U.S. Treasury Bond, 6.125% due 8/15/2029
  (Cost $229,904,000)                                $229,904,000   $229,904,000
                                                                   -------------

TOTAL INVESTMENTS - 99.3% (cost $5,639,866,103)                    5,356,142,527

OTHER ASSETS LESS LIABILITIES - 0.7%                                  37,547,095
                                                                   -------------

TOTAL NET ASSETS - 100.0%(5)                                      $5,393,689,622
                                                                  ==============

(1)Non-income producing security.
(2)Principally traded in the United States.
(3)Private Investment Partnership which is restricted as to resale.
(4)Represents less than 0.1% of total net assets.
(5)Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt

                                     ------
                                     ARTIX
                                     ------

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 2001

                                                        VALUE        PERCENTAGE
                                                     ===========    ============

 Energy                                              $148,330,494           2.7%
 Materials                                             68,613,958            1.3
 Industrials                                           65,712,248            1.2
 Consumer Discretionary                             1,209,968,278           22.4
 Consumer Staples                                     723,381,573           13.4
 Healthcare                                           237,405,859            4.4
 Financials                                         2,017,294,934           37.4
 Information Technology                                79,051,540            1.5
 Telecommunication Services                           441,491,859            8.2
 Utilities                                            134,987,784            2.5
                                                  ---------------       --------
 TOTAL COMMON STOCKS, PREFERRED STOCKS,
  RIGHTS AND WARRANTS                               5,126,238,527           95.0

Total short-term investments                         229,904,000            4.3
                                                  ---------------       --------
 TOTAL INVESTMENTS                                  5,356,142,527           99.3
 OTHER ASSETS LESS LIABILITIES                         37,547,095            0.7
                                                  ---------------       --------
 TOTAL NET ASSETS                                 $ 5,393,689,622         100.0%
                                                  ===============       ========

                                     ------
                                     ARTMX
                                     ------

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 94.6%

AUTO & TRANSPORTATION - 1.4%
 AUTO PARTS: ORIGINAL EQUIPMENT - 1.4%
 (1)Lear Corporation - independent
  automotive supplier                                     627,200   $ 21,889,280

CONSUMER DISCRETIONARY - 7.3%
 ADVERTISING AGENCIES - 1.4%
 (1)Lamar Advertising Company - outdoor
  advertising structures                                  508,400     22,369,600

 CONSUMER ELECTRONICS - 1.2%
 Harman International Industries, Inc. -
  high fidelity audio product manufacturer                498,600     18,991,674

 RADIO & TV BROADCASTING - 1.1%
 (1)Entercom Communications Corporation -
  radio broadcasting company                              320,900     17,203,449

 RETAIL - 2.0%
 (1)Big Lots, Inc. - broadline closeout retailer          934,700     12,786,696
 (1)Zale Corporation - fine jewelry retailer              521,800     17,584,660
                                                                   -------------
                                                                      30,371,356
 SERVICES: COMMERCIAL - 1.6%
 (1)Convergys Corporation - integrated billing and
  customer care services                                  255,700      7,734,925
 (1)TMP Worldwide, Inc. - recruitment
  advertising agency                                      297,800     17,602,958
                                                                   -------------
                                                                      25,337,883
CONSUMER STAPLES - 1.3%
 CONSUMER PRODUCTS - 1.3%
 Brunswick Corporation - recreational brands              870,300     20,913,309

FINANCIAL SERVICES - 15.1%
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 2.6%
 National Data Corporation - pharmacy payment systems 628,300 20,356,920 SunGard Data Systems, Inc. - recordkeeping software
  and systems for investment management                   644,200     19,332,442
                                                                   -------------
                                                                      39,689,362
 FINANCIAL MISCELLANEOUS - 1.2%
 (1)LaBranche & Company, Inc. - NYSE specialist firm      649,300     18,829,700

 INSURANCE: MULTI-LINE - 2.4%
 UnumProvident Corporation - insurance products         1,136,400     36,501,168

                                     ------
                                     ARTMX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
FINANCIAL SERVICES (CONTINUED)
 INSURANCE: PROPERTY-CASUALTY - 7.3%
  ACE Limited - insurance and reinsurance products      1,225,800  $  47,916,522
  The St. Paul Companies, Inc. - insurance products       672,200     34,073,818
  XL Capital Limited - insurance
  and reinsurance products                                372,100     30,549,410
                                                                   -------------
                                                                     112,539,750
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.0%(2)
 HealthCare Financial Partners REIT, Inc., 144A -
  healthcare-related real estate investments                9,160        128,240

 SAVINGS & LOANS - 1.6%
 Charter One Financial, Inc. - savings and loan           761,005     24,276,060

HEALTHCARE - 10.5%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.5%
 (1)CuraGen Corporation - discovery and development
  of genomics based drugs                                 226,800      8,255,520
 IDEC Pharmaceuticals Corporation - biopharmaceutical
  company of targeted therapeutics                        215,800     14,607,502
                                                                   -------------
                                                                      22,863,022
 DRUGS & PHARMACEUTICALS - 3.5%
 (1)Immunex Corporation - biopharmaceutical
  company therapeutics                                  1,069,500     18,983,625
 (1)Watson Pharmaceuticals, Inc. - development of
  branded and off-patent pharmaceutical products          576,500     35,535,460
                                                                   -------------
                                                                      54,519,085
 HEALTHCARE FACILITIES - 3.4%
 (1)Health Management Associates, Inc. -
  healthcare services                                   1,022,500     21,513,400
 (1)HEALTHSOUTH Corporation - outpatient surgery
  and rehabilitation services                           1,932,500     30,862,025
                                                                   -------------
                                                                      52,375,425
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.0%
 (1)Varian, Inc. - scientific instruments and
  vacuum technologies                                     481,500     15,552,450

 MEDICAL SERVICES - 1.1%
 (1)Covance, Inc. - contract research organization        752,900     17,053,185

MATERIALS & PROCESSING - 7.8%
 CHEMICALS - 1.5%
 Rohm & Haas Company - chemicals and materials for
  industrial applications                                 715,600     23,543,240

 CONTAINERS & PACKAGING: PAPER & PLASTIC - 3.5%
 (1)Sealed Air Corporation - specialty packaging          639,441     23,819,177
 (1)Smurfit-Stone Container Corporation -
  packaging products                                    1,838,800     29,788,560
                                                                   -------------
                                                                      53,607,737
 DIVERSIFIED MATERIALS & PROCESSING - 1.3%
 (1)American Standard Companies, Inc. -
  diversified brand-name products                         338,300     20,331,830

 METALS & MINERALS MISCELLANEOUS - 1.5%
 Minerals Technologies, Inc. - synthetic and
  specialty mineral products                              556,600     23,889,272

                                     ------
                                     ARTMX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
OTHER - 4.8%
 MULTI-SECTOR COMPANIES - 4.8%
 (1) SPX Corporation - diversified industrial
  and electrical products and services                    219,700    $27,502,046
 (1)Thermo Electron Corporation -
  precision measurement instruments                     2,092,400     46,074,648
                                                                   -------------
                                                                      73,576,694
OTHER ENERGY - 5.7%
 COAL - 1.4%
 Arch Coal, Inc. - coal mining                            836,700     21,645,429

 ENERGY MISCELLANEOUS - 0.4%
 NRG Energy, Inc. - power generation facilities           252,100      5,566,368

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.2%
 (1)Nabors Industries, Inc. - contract land
  drilling services                                       430,400     16,010,880
 (1)Weatherford International, Inc. -
  diversified energy services                             371,100     17,812,800
                                                                   -------------
                                                                      33,823,680
 UTILITIES: GAS PIPELINES - 1.7%
 Dynegy, Inc. - independent power producer and
  energy marketer                                         565,000     26,272,500

PRODUCER DURABLES - 9.5%
 AEROSPACE - 1.4%
 Goodrich Corporation - aerospace systems
  and component parts                                     547,800     20,805,444

 DIVERSIFIED PRODUCTION - 0.8%
 Danaher Corporation - process/environmental
  control products                                        231,300     12,952,800

 ELECTRONICS: INSTRUMENTS, GAUGES & METERS - 1.2%
 (1)Mettler-Toledo International, Inc. -
  precision weighing instruments                          432,600     18,709,950

 IDENTIFICATION CONTROL & FILTER DEVICES - 2.2%
 (1)American Power Conversion Corporation -
  power protection and management solutions             1,015,200     15,989,400
 Parker-Hannifin Corporation - motion control products    408,500     17,336,740
                                                                   -------------
                                                                      33,326,140
 PRODUCTION TECHNOLOGY EQUIPMENT - 2.8%
 Millipore Corporation - scientific instruments           422,900     26,211,342
 (1)Teradyne, Inc. - automated test systems               530,900     17,572,790
                                                                   -------------
                                                                      43,784,132
 TELECOMMUNICATIONS EQUIPMENT - 1.1%
 Polycom, Inc. - audio and videoconferencing equipment    735,000     16,971,150

TECHNOLOGY - 22.5%
 COMMUNICATIONS TECHNOLOGY - 4.4%
 (1)Cabletron Systems, Inc. - internet infrastructure
  products and services                                 2,028,100     46,342,085
 Symbol Technologies, Inc. - scanner integrated mobile
   and wireless information systems                       998,300     22,162,260
                                                                   -------------
                                                                      68,504,345
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 9.6%
 i2 Technologies, Inc. - e-business and supply
  chain software solutions                                811,100     16,059,780
 (1)Intuit, Inc. - accounting and personal
  finance software                                      1,566,300     62,636,337
 (1)Peregrine Systems, Inc. - resource
  management applications                                 744,800     21,599,200
 (1)QLogic Corporation - semiconductor
  designer/manufacturer                                   280,100     18,052,445
 (1)Retek, Inc. - web-based software for
  the retail industry                                     180,800      8,667,552
 (1)Symantec Corporation - network security solutions     505,900     22,102,771
                                                                   -------------
                                                                     149,118,085

                                     ------
                                     ARTMX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
TECHNOLOGY (CONTINUED)
 COMPUTER TECHNOLOGY - 1.4%
 (1)Gateway, Inc. - direct marketer of
  personal computers                                    1,287,800   $ 21,184,310

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 6.1%
 (1)Integrated Device Technology, Inc. -
  semiconductor designer/manufacturer                     578,600     18,335,834
 (1)MIPS Technologies, Inc. - Class B -
  designer of high-performance processors                 898,000      8,620,800
 (1)National Semiconductor Corporation -
  semiconductor designer/manufacturer                   1,119,600     32,602,752
 (1)SCI Systems, Inc. - integrated electronic
  manufacturing services                                1,342,400     34,231,200
                                                                   -------------
                                                                      93,790,586
 ELECTRONICS: TECHNOLOGY - 1.0%
 (1) Sensormatic Electronics Corporation -
  integrated security products                            878,200     14,929,400

UTILITIES - 8.7%
 UTILITIES: CABLE TV & RADIO - 1.5%
 (1)Adelphia Communications Corporation -
  cable television operator                               582,000     23,862,000

 UTILITIES: GAS DISTRIBUTORS - 1.6%
 Keyspan Corporation - energy services                    259,600      9,470,208
 Kinder Morgan, Inc. - energy services                    300,900     15,120,225
                                                                   -------------
                                                                      24,590,433
 UTILITIES: TELECOMMUNICATIONS - 5.6%
 (1)Citizens Communications Company -
  rural telecommunication services                      5,661,300     68,105,439
 (1)Western Wireless Corporation -
  telecommunication services                              415,800     17,879,400
                                                                   -------------
                                                                      85,984,839

                                                                   -------------
TOTAL COMMON STOCKS (Cost $1,356,786,025)                          1,462,174,362

                                                           PAR
                                                         AMOUNT
                                                       ===========

SHORT-TERM INVESTMENTS - 6.1%
 Repurchase agreement with State Street Bank and
  Trust Company, 2.75%, dated 6/29/2001, due 7/2/2001,
  maturity value $93,833,499, collateralized by
  $44,691,331 market value U.S. Treasury Bond, 6.125%,
  due 8/15/2029 and $51,003,886 market value
  U.S. Treasury Bond, 5.25%, due 2/15/2029
  (Cost $93,812,000)                                  $93,812,000     93,812,000
                                                                   -------------

TOTAL INVESTMENTS - 100.7% (Cost $1,450,598,025)                   1,555,986,362

OTHER ASSETS LESS LIABILITIES - (0.7%)                              (10,176,782)
                                                                   -------------

TOTAL NET ASSETS - 100.0%(3)                                      $1,545,809,580
                                                                  ==============

(1)Non-income producing security.
(2)Represents less than 0.1% of total net assets.
(3)Percentages for the various classifications relate to total net assets.

                                     ------
                                     ARTQX
                                     ------

ARTISAN
MID CAP VALUE FUND
(ARTQX)
Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 89.9%

AUTO & TRANSPORTATION - 1.9%
 TRUCKERS - 1.9%
 USFreightways Corporation - nationwide
  less-than-truckload carrier                               8,600      $ 253,700

CONSUMER DISCRETIONARY - 21.6%
 CABLE TELEVISION SERVICES - 1.9%
 (1)Cablevision Systems Corporation -
  Rainbow Media Group - cable television broadcaster        9,800        252,840

 LEISURE TIME - 2.1%
  Royal Caribbean Cruises Ltd. - cruise line operator      12,800        283,008

 RADIO & TV BROADCASTING - 3.3%
  (1)Cox Radio, Inc. - radio station owner and operator     8,100        225,585
  (1)USA Networks, Inc. - cable television broadcaster      7,600        214,244
                                                                   -------------
                                                                         439,829
 RETAIL - 10.7%
 (1)CDW Computer Centers, Inc. - microcomputer
  product retailer                                          5,500        218,405
  Dollar General Corporation - general
  merchandise retailer                                     14,100        274,950
 (1)Linens 'n Things, Inc. - home furnishings retailer      8,800        240,416
 (1)The Men's Wearhouse, Inc. - men's fashion retailer      8,500        234,600
 (1)Staples, Inc. - office supply retailer                 14,200        227,058
  TJX Companies, Inc. - discount apparel
  and home fashion retailer                                 7,100        226,277
                                                                   -------------
                                                                       1,421,706
SERVICES: COMMERCIAL - 1.5%
 (1)Republic Services, Inc. - solid waste collection
  and disposal services                                     9,900        196,515

TEXTILES APPAREL MANUFACTURERS - 2.1%
 (1)Tommy Hilfiger Corporation - apparel manufacturer      19,400        271,600

CONSUMER STAPLES - 1.9%
 FOODS - 1.9%
 (1) Suiza Foods Corporation - dairy food products          4,700        249,570

                                     ------
                                     ARTQX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
FINANCIAL SERVICES - 12.9%
 BANKS: OUTSIDE NEW YORK CITY - 2.0%
 Compass Bancshares, Inc. -
  multi-bank holding company                                9,900   $    262,350

 FINANCIAL MISCELLANEOUS - 1.7%
 Providian Financial Corporation -
  diversified consumer lender                               3,700        219,040

 INSURANCE: MULTI-LINE - 7.5%
 Allmerica Financial Corporation - insurance
  and retirement savings products                           4,400        253,000
 Old Republic International Corporation -
  risk management and reinsurance services                  8,700        252,300
 SAFECO Corporation - property and casualty insurance       8,800        259,600
 UnumProvident Corporation - insurance products             7,200        231,264
                                                                   -------------
                                                                         996,164
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 1.7%
 Hospitality Properties Trust - hotel property
  real estate investment trust                              7,800        222,300

HEALTHCARE - 8.9%
 DRUGS & PHARMACEUTICALS - 3.0%
 Bergin Brunswig Corporation - wholesale medical
  drug distribution                                        11,600        222,952
 Mylan Laboratories, Inc. - pharmaceutical products         6,100        171,593
                                                                   -------------
                                                                         394,545
 HEALTHCARE FACILITIES - 4.4%
 (1)HEALTHSOUTH Corporation - outpatient surgery
  and rehabilitation services                              17,300        276,281
 (1)Triad Hospitals, Inc. - hospitals                      10,200        300,594
                                                                   -------------
                                                                         576,875
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.5%
 DENTSPLY International, Inc. -
  dental supplies and equipment                             4,500        199,575

MATERIALS & PROCESSING - 9.0%
 AGRICULTURE, FISHING & RANCHING - 1.9%
 Delta and Pine Land Company - cotton and
  soybean seed producer                                    13,000        255,450

 BUILDING MATERIALS - 1.5%
 Martin Marietta Materials, Inc. -
  construction industry aggregates                          4,100        202,909

 CHEMICALS - 1.9%
 Crompton Corporation - specialty chemical manufacturer    22,700        247,430

 DIVERSIFIED MATERIALS & PROCESSING - 0.4%
 Engelhard Corporation - diversified
  chemical manufacturer                                     2,000         51,580

 METAL FABRICATING - 1.3%
 (1)Grant Prideco, Inc. - exploration
  and development equipment                                 9,700        169,653

 PAPER - 2.0%
 Domtar, Inc. - paper products                             28,000        259,560

                                     ------
                                     ARTQX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
OTHER - 2.9%
 DIVERSIFIED - 1.4%
 Pentair, Inc. - diversified manufacturer                   5,600       $189,280

 MULTI-SECTOR COMPANIES - 1.5%
 Textron, Inc. - multi-industry manufacturer                3,500        192,640

OTHER ENERGY - 4.9%
 ENERGY EQUIPMENT - 0.8%
 (1)Global Power Equipment Group, Inc. -
  gas turbine power plant equipment                         3,700        108,410

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.2%
 (1)Pride International, Inc. - oil and gas
  contract drilling services                                8,500        161,500

 OIL: CRUDE PRODUCERS - 1.3%
 Devon Energy Corporation - natural gas
  and exploration company                                   3,300        173,250

 UTILITIES: GAS PIPELINES - 1.6%
 El Paso Corporation - natural gas
  transportation and production                             4,000        210,160

PRODUCER DURABLES - 4.5%
 ELECTRONICS: INSTRUMENTS GAUGES & METERS - 0.9%
 (1)Tektronix, Inc. - electronic measurement
  and video conferencing products                           4,400        119,460

 PRODUCTION TECHNOLOGY EQUIPMENT - 1.9%
 Millipore Corporation - scientific instruments             4,200        260,316

 TELECOMMUNICATIONS EQUIPMENT - 1.7%
 (1)American Tower Corporation - wireless
  communications and broadcast towers                      10,700        221,169

TECHNOLOGY - 12.7%
 COMMUNICATIONS TECHNOLOGY - 2.0%
 (1)Advanced Fibre Communications, Inc. -
  telecommunication equipment                               6,400        134,400
 (1)DMC Stratex Networks, Inc. -
  wireless broadband access products                       12,500        125,000
                                                                   -------------
                                                                         259,400
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 7.0%
 (1)Acxiom Corporation - information
  management services                                      13,000        170,170
 (1)BMC Software, Inc. - enterprise
  software and services                                     6,500        146,510
 Computer Associates International, Inc. -
  enterprise software and services                          5,700        205,200
 (1)KPMG Consulting, Inc. - consulting services            14,200        217,970
 (1)Mentor Graphics Corporation -
  electronic design automation software                    11,000        192,500
                                                                   -------------
                                                                         932,350
 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 3.7%
 (1)Atmel Corporation - memory and logic integrated circuits 16,000      215,840
 (1)National Semiconductor Corporation - semiconductor
  designer/manufacturer                                     9,500        276,640
                                                                   -------------
                                                                         492,480

                                     ------
                                     ARTQX
                                     ------


SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
UTILITIES - 8.7%
 UTILITIES: CABLE TV & RADIO - 1.1%
 (1)UnitedGlobalCom, Inc. - television broadcaster         16,700   $    144,455

 UTILITIES: ELECTRICAL - 2.0%
 Wisconsin Energy Corporation - energy services            11,000        261,470

 UTILITIES: GAS DISTRIBUTORS - 1.8%
 Sempra Energy - electric and natural gas
  products and services                                     8,500        232,390

 UTILITIES: TELECOMMUNICATIONS - 3.8%
 CenturyTel, Inc. - local exchange and wireless
  telephone services                                        9,000        272,700
 (1)Western Wireless Corporation -
  telecommunication services                                5,500        236,500
                                                                   -------------
                                                                         509,200

                                                                   -------------
TOTAL COMMON STOCKS (Cost $11,052,172)                                11,894,129

                                                             PAR
                                                           AMOUNT
                                                          ========

SHORT-TERM INVESTMENTS - 11.8%
 Repurchase agreement with State Street Bank
  and Trust Company, 2.75%, dated 6/29/2001,
  due 7/2/2001, maturity value $1,558,357
  collateralized by $1,589,756 market value
  U.S. Treasury Bond, 5.25% due 2/15/2029
  (Cost $1,558,000)                                    $1,558,000      1,558,000
                                                                   -------------

TOTAL INVESTMENTS - 101.7% (cost $12,610,172)                         13,452,129

OTHER ASSETS LESS LIABILITIES - (1.7%)                                 (228,252)
                                                                   -------------

TOTAL NET ASSETS - 100.0%(2)                                         $13,223,877
                                                                   =============

(1)Non-income producing security.
(2)Percentages for the various classifications relate to total net assets.

                                     ------
                                     ARTSX
                                     ------

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 95.7%

AUTO & TRANSPORTATION - 2.9%
 AUTO, TRUCKS & PARTS - 1.1%
  Oshkosh Truck Corporation - specialty
   truck manufacturer                                      37,300    $ 1,650,525

 TRUCKERS - 1.8%
  USFreightways Corporation - nationwide
   less-than-truckload carrier                             88,100      2,598,950

CONSUMER DISCRETIONARY - 18.1%
 ADVERTISING AGENCIES - 0.6%
  (1)ADVO, Inc. - direct mail marketer                     24,600        840,090

 COMMERCIAL INFORMATION SERVICES - 1.8%
  (1)F.Y.I. Inc. - document management services            44,800      1,836,800
  (1)MAXIMUS, Inc. - program management and services
   to government agencies                                  21,200        849,908
                                                                   -------------
                                                                       2,686,708
 HOTEL/MOTEL - 1.0%
  (1)Prime Hospitality Corporation - owner, manager and
   franchisor of hotels                                   119,600      1,417,260

 PUBLISHING: MISCELLANEOUS - 1.4%
  (1)Martha Stewart Living Omnimedia, Inc. -
  provider of "how-to" content and merchandise             88,700      2,048,970

 RADIO & TV BROADCASTING - 3.1%
  (1)Spanish Broadcasting System, Inc. -
   spanish language radio broadcaster                     249,000      2,044,290
  (1)ValueVision International, Inc. -
   television home shopping                               114,700      2,494,725
                                                                   -------------
                                                                       4,539,015
 RETAIL - 5.0%
  (1)Insight Enterprises, Inc. - direct sales of
   electronics and software                                99,600      2,440,200
  (1)Linens 'n Things, Inc. - home furnishings retailer    88,600      2,420,552
  (1)The Men's Wearhouse, Inc. - men's fashion retailer    86,900      2,398,440
                                                                   -------------
                                                                       7,259,192
 SERVICES: COMMERCIAL - 3.1%
  (1)ChoicePoint, Inc. - risk management services
   to the insurance industry                               45,550      1,915,378
  (1)On Assignment, Inc. - specialty staffing for
   scientific laboratories                                 19,600        352,800
  (1)Waste Connections, Inc. - waste services provider     69,200      2,186,720
                                                                   -------------
                                                                       4,454,898
 SHOES - 1.6%
  Wolverine World Wide, Inc. - footwear manufacturer      129,900      2,321,313

 WHOLESALERS - 0.5%
  (1)Daisytek International Corporation -
   automation supply distributor                           41,400        652,050

                                     ------
                                     ARTSX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
CONSUMER STAPLES - 1.6%
 DRUG & GROCERY STORE CHAINS - 1.6%
  (1)Duane Reade, Inc. - retail drugstore operator         73,000     $2,372,500

FINANCIAL SERVICES - 16.6%
 BANKS: OUTSIDE NEW YORK CITY - 5.4%
  Community First Bankshares, Inc. -
   North Dakota-based bank holding company                134,100      3,084,300
  Greater Bay Bancorp. - northern California-based
   bank holding company                                    83,700      2,090,826
  Republic Bancorp, Inc. - Michigan-based bank
   holding company                                         77,000      1,070,300
  Wintrust Financial Corporation - Illinois-based bank
   holding company                                         63,200      1,570,520
                                                                   -------------
                                                                       7,815,946
 FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.4%
  (1)CompuCredit Corporation - credit card issuer         189,700      2,096,185

 INSURANCE: LIFE - 1.8%
  Presidential Life Corporation - fixed annuity writer    119,000      2,665,600

 INSURANCE: MULTI-LINE - 2.9%
  Reinsurance Group of America, Inc. - life and
   disability reinsurance writer                           56,400      2,137,560
  StanCorp Financial Group, Inc. - group disability
   and life insurance                                      42,400      2,009,336
                                                                   -------------
                                                                       4,146,896
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 3.5%
  Chateau Communities, Inc. - manufactured home-related
   real estate investments                                 73,300      2,301,620
  HealthCare Financial Partners REIT, Inc., 144A -
   healthcare-related real estate investments             199,320      2,790,480
                                                                   -------------
                                                                       5,092,100
 SECURITIES BROKERAGE & SERVICES - 1.6%
  (1)NCO Group, Inc. - accounts receivable management      76,300      2,359,959

HEALTHCARE - 13.3%
 BIOTECHNOLOGY RESEARCH & PRODUCTION - 1.4%
  (1)Charles River Laboratories International, Inc. -
   biomedical products and services                        58,900      2,046,775

 DRUGS & PHARMACEUTICALS - 1.3%
  (1)Medicis Pharmaceutical Corporation -
   specialty pharmaceuticals for dermatology               36,500      1,934,500

 HEALTHCARE MANAGEMENT SERVICES - 4.3%
  (1)Eclipsys Corporation - healthcare
   information technology                                  53,600      1,506,160
  (1)Mid Atlantic Medical Services, Inc. - managed
   healthcare services provider                           138,500      2,483,305
  (1)Province Healthcare Company - owner/operator
   of rural acute care hospitals                           65,200      2,300,908
                                                                   -------------
                                                                       6,290,373
 HEALTHCARE SERVICES - 2.2%
  (1)Apria Healthcare Group, Inc. -
   home healthcare services                                82,400      2,377,240
  (1)UNILAB Corporation - clinical laboratory
   testing services                                        28,700        723,240
                                                                   -------------
                                                                       3,100,480
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.7%
  (1)Align Technology, Inc. - orthodontic
   systems and devices                                    171,300      1,342,992
  (1)Techne Corporation - biotechnology product
   developer and manufacturer                              77,700      2,525,250
                                                                   -------------
                                                                       3,868,242

                                     ------
                                     ARTSX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
HEALTHCARE (CONTINUED)
 MEDICAL SERVICES - 1.4%
  (1)RehabCare Group, Inc. - medical
   rehabilitation services                                 42,900   $  2,067,780

MATERIALS & PROCESSING - 6.5%
 AGRICULTURE, FISHING & RANCHING - 1.8%
  Delta and Pine Land Company - cotton and
   soybean seed producer                                  136,200      2,676,330

 BUILDING MATERIALS - 1.7%
  (1)Dal-Tile International Inc. - ceramic
   tile manufacturer                                      132,600      2,459,730

 CHEMICALS - 1.7%
  Crompton Corporation - specialty chemical manufacturer  221,100      2,409,990

 CONTAINERS & PACKAGING: METAL & GLASS - 1.3%
  AptarGroup, Inc. - pumps, valves and closures
   for consumer packaging                                  60,200      1,952,286

OTHER ENERGY - 4.1%
 ENERGY MISCELLANEOUS - 0.7%
  (1)Willbros Group, Inc. - construction and
   engineering services to oil, gas and power industries   82,600      1,073,800

 MACHINERY: OIL WELL EQUIPMENT & SERVICES - 3.4%
  (1)Global Industries, Ltd. - offshore oil and
   gas construction services                              115,000      1,434,050
  (1)Pride International, Inc. - oil and gas
   contract drilling services                              89,700      1,704,300
  (1)Varco International, Inc. - oil and gas
   technical services                                      96,600      1,797,726
                                                                   -------------
                                                                       4,936,076
PRODUCER DURABLES - 8.5%
 IDENTIFICATION CONTROL & FILTER DEVICES - 2.4%
  C&D Technologies, Inc. - power supply and
   system producer                                         48,400      1,500,400
  (1)Veeco Instruments, Inc. - surface metrology systems   48,600      1,931,850
                                                                   -------------
                                                                       3,432,250
 MANUFACTURING - 1.9%
  (1)Rayovac Corporation - battery manufacturer           127,400      2,713,620

 PRODUCTION TECHNOLOGY EQUIPMENT - 1.0%
  (1)Axcelis Technologies, Inc. - ion implantation
   equipment for semiconductors                           103,100      1,525,880

 TELECOMMUNICATIONS EQUIPMENT - 3.2%
  (1)SBA Communications Corporation - wireless
   communication tower owner and operator                 111,100      2,749,725
  (1)Tollgrade Communications, Inc. - testing and
   diagnostic products for telecommunications              65,900      1,878,150
                                                                   -------------
                                                                       4,627,875
TECHNOLOGY - 17.8%
 COMMUNICATIONS TECHNOLOGY - 8.4%
  (1)Aspect Communications Corporation -
   customer interaction software                          204,200      1,427,358
  (1)Avocent Corporation - switching systems for
   client/server computing                                108,100      2,459,275
  (1)DMC Stratex Networks, Inc. - wireless broadband
   access products                                        374,600      3,746,000
  (1)Globix Corporation - high-end Internet-solutions
   provider                                               299,200        601,392
  (1)Proxim, Inc. - wireless networking products          142,600      2,010,660
  (1)Tekelec - data network switching and
   diagnostic systems                                      70,500      1,910,550
                                                                   -------------
                                                                      12,155,235

                                     ------
                                     ARTSX
                                     ------
SCHEDULE OF INVESTMENTS---------------------------------------------------------


                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
TECHNOLOGY (CONTINUED)
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 4.1%
  (1)Aspen Technology, Inc. - supply chain
   software provider                                       58,700  $   1,420,540
  (1)Keane, Inc. - information technology and
   consulting services                                     59,200      1,302,400
  (1)Optimal Robotics Corporation - automated
   retail point-of-sale systems                            38,500      1,463,000
  (1)Progress Software Corporation - software
   application development tools                          111,900      1,812,780
                                                                   -------------
                                                                       5,998,720
 ELECTRICAL & ELECTRONICS - 1.8%
 (1)Benchmark Electronics, Inc. -
   contract electronics manufacturer                      104,800      2,552,928

 ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 3.5%
  (1)Actel Corporation - programmable logic devices for
   semiconductor manufacturing                             94,100      2,310,155
  (1)DSP Group, Inc. - digital signal processing cores    132,700      2,846,415
                                                                   -------------
                                                                       5,156,570
UTILITIES - 6.3%
 UTILITIES: GAS DISTRIBUTORS - 0.9%
  Energen Corporation - gas distributor                    47,100      1,299,960

 UTILITIES: TELECOMMUNICATIONS - 5.4%
  (1)Alamosa Holdings, Inc. - Sprint-branded wireless
   communications services provider                       154,500      2,518,350
  (1)Commonwealth Telephone Enterprises, Inc. -
   independent local phone company                         70,600      2,982,850
  (1)Illuminet Holdings, Inc. - intelligent network
   services provider                                       72,900      2,292,705
                                                                   -------------
                                                                       7,793,905

                                                                   -------------
TOTAL COMMON STOCKS (Cost $114,525,834)                              139,091,462

                                                          PAR
                                                         AMOUNT
                                                        ========

SHORT-TERM INVESTMENTS - 3.6%
 Repurchase agreement with State Street Bank and
  Trust Company, 2.75%, dated 6/29/2001, due 7/2/2001,
  maturity value $5,215,195, collateralized by
  $5,320,087 market value U.S. Treasury Bond, 8.125%,
  due 5/15/2021 (Cost $5,214,000)                      $5,214,000      5,214,000
                                                                   -------------

TOTAL INVESTMENTS - 99.3% (Cost $119,739,834)                        144,305,462


OTHER ASSETS LESS LIABILITIES - 0.7%                                   1,080,397
                                                                   -------------

TOTAL NET ASSETS - 100.0%(2)                                        $145,385,859
                                                                   =============
(1)Non-income producing securities.
(2)Percentages for the various classifications relate to total net assets.

                                     ------
                                     ARTVX
                                     ------


ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2001

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
COMMON STOCKS - 88.6%

AUTO & TRANSPORTATION - 11.7%
 AIR TRANSPORT - 0.1%
  (1)Aviall, Inc. - aviation parts distributor             68,630   $    752,871

 AUTO PARTS: AFTER MARKET - 1.8%
  Superior Industries International, Inc. -
   designer & manufacturer of motor vehicle parts         212,700      8,146,410

 AUTO PARTS: ORIGINAL EQUIPMENT - 2.6%
  BorgWarner, Inc. - engineered automotive
   systems and components                                 238,600     11,839,332

 AUTO TRUCKS & PARTS - 1.6%
  Modine Manufacturing Co. - heat exchangers and
   systems manufacturer                                   269,700      7,438,326

 RECREATIONAL VEHICLES & BOATS - 2.2%
  Arctic Cat, Inc. - snowmobile and all-terrain
   vehicle manufacturer                                   286,800      4,158,600
  Fleetwood Enterprises, Inc. - manufactured
   housing and recreational
   vehicle manufacturer                                   417,100      5,872,768
                                                                   -------------
                                                                      10,031,368
 SHIPPING - 1.4%
  (1)Kirby Corporation - marine transportation and
   diesel engine services                                 259,300      6,391,745

 TRUCKERS - 2.0%
  USFreightways Corporation - nationwide
   less-than-truckload carrier                            309,600      9,133,200

CONSUMER DISCRETIONARY - 13.2%
 ADVERTISING AGENCIES - 1.9%
  (1)ADVO, Inc. - direct mail marketer                    263,600      9,001,940

 CASINOS & GAMBLING - 0.6%
  (1)Aztar Corp. - casino hotel facilities                 89,100      1,078,110
  (1)Pinnacle Entertainment, Inc. -
   diversified gaming company                             237,000      1,741,950
                                                                   -------------
                                                                       2,820,060
 HOUSEHOLD FURNISHINGS - 0.6%
  (1)Chromcraft Revington, Inc. - manufacturer of
   residential and commercial furniture                    83,400        788,130
  Springs Industries, Inc. - manufacturer of home
   furnishing products                                     44,000      1,940,400
                                                                   -------------
                                                                       2,728,530
 PUBLISHING: MISCELLANEOUS - 0.8%
   Courier Corporation - book manufacturer                 87,200      3,531,600

                                     ------
                                     ARTVX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
CONSUMER DISCRETIONARY (CONTINUED)
 RETAIL - 5.0%
  (1)Footstar, Inc. - athletic and casual
   footwear retailer                                      261,100   $  8,981,840
  (1)The Men's Wearhouse, Inc. -
   men's fashion retailer                                 105,700      2,917,320
  (1)Zale Corporation - fine jewelry retailer             332,500     11,205,250
                                                                   -------------
                                                                      23,104,410
 SERVICES: COMMERCIAL - 0.9%
  (1)Craig Corporation, Class A Preference -
   movie theatres owner/operator                           81,200        133,168
  Penton Media, Inc. - business-to-business
   media company                                          195,400      3,419,500
  Sevenson Environmental Services, Inc. -
   hazardous waste remediation                             42,610        545,408
                                                                   -------------
                                                                       4,098,076
 SHOES - 0.2%
  (1)R.G. Barry Corporation - specialized comfort
   footwear manufacturer                                  198,500        913,100

 TEXTILES APPAREL MANUFACTURERS - 2.4%
  Kellwood Company - apparel & soft good manufacturer     477,600     11,032,560

 WHOLESALERS - 0.8%
  (1)United Stationers, Inc. - business products
   distributor and provider of logistics services         113,800      3,591,528

CONSUMER STAPLES - 1.8%
 DRUG & GROCERY STORE CHAINS - 0.6%
  (1)Pathmark Stores, Inc. -
   regional supermarket company                           113,600      2,794,560

 FOODS - 1.2%
  (1)Ralcorp Holdings, Inc. - manufacturer of
   private-label food products                            300,900      5,638,866

FINANCIAL SERVICES - 14.7%
 FINANCIAL MISCELLANEOUS - 1.6%
 (1)Stewart Information Services Corporation -
   property title insurer                                 373,800      7,285,362

 INSURANCE: LIFE - 2.0%
  Annuity and Life RE (Holdings), Ltd. - life and
   annuity reinsurance                                    104,900      3,750,175
  Scottish Annuity & Life Holdings, Ltd. - life and
   annuity reinsurance                                    308,100      5,237,700
                                                                   -------------
                                                                       8,987,875
 INSURANCE: MULTI-LINE - 2.1%
  Hilb, Rogal & Hamilton Company - insurance broker       116,800      5,110,000
  (1)PICO Holdings, Inc. - diversified holding company    318,600      4,657,932
                                                                   -------------
                                                                       9,767,932
 INSURANCE: PROPERTY-CASUALTY - 4.6%
  (1)Acceptance Insurance Companies, Inc. -
   crop insurance                                         124,200        652,050
  (1)Arch Capital Group Ltd. - reinsurance products
   and services                                           266,700      4,200,525
  Commerce Group, Inc. - property and casualty insurance   67,700      2,490,683
  (1)IPC Holdings, Ltd. - catastrophe reinsurer           190,900      4,516,694
  White Mountains Insurance Group, Ltd. -
   insurance and mortgage banking                          24,700      9,293,375
                                                                   -------------
                                                                      21,153,327
 INVESTMENT MANAGEMENT COMPANIES - 2.9%
  Capital Southwest Corporation - closed-end
   venture capital investment company                      70,800      4,499,340
  John Hancock Bank & Thrift Opportunity Fund -
   closed-end investment company                        1,010,100      8,959,587
                                                                   -------------
                                                                      13,458,927

                                     ------
                                     ARTVX
                                     ------

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
FINANCIAL SERVICES (CONTINUED)
 REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.1%
  HealthCare Financial Partners REIT, Inc., 144A -
   healthcare-related real estate investments              31,405       $439,670
 SECURITIES BROKERAGE & SERVICES - 1.4%
  John Nuveen Company - investment management services    116,100      6,577,065

HEALTHCARE - 1.1%
 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 0.6%
  (1)National Dentex Corporation - dental
   laboratory operator                                    125,100      2,652,120

 MEDICAL SERVICES - 0.5%
 (1)America Service Group, Inc. -
   managed healthcare services                             86,100      2,204,160

 MATERIALS & PROCESSING - 18.8%
  BUILDING: CEMENT - 2.1%
  Centex Construction Products, Inc. -
   cement and gypsum wallboard manufacturer               304,900      9,909,250

 BUILDING MATERIALS - 1.2%
  LSI Industries, Inc. - manufacturer of lighting
   fixtures and graphic elements                           85,500      1,999,845
  (1)Simpson Manufacturing Company, Inc. -
   holding company                                         58,400      3,533,200
                                                                   -------------
                                                                       5,533,045
 CHEMICALS - 0.3%
  (1)America Pacific Corporation - specialty
   chemicals for aerospace and defense                    201,100      1,295,084

 CONTAINERS & PACKAGING: METAL & GLASS - 0.3%
  Greif Brothers Corporation, Class A -
   shipping containers and packaging manufacturer          48,900      1,484,115

 CONSTRUCTION - 1.3%
  (1)EMCOR Group, Inc. - mechanical and
   electrical contractor                                  170,400      6,159,960

 COPPER - 2.3%
  (1)Mueller Industries, Inc. -
   plumbing products manufacturer                         324,400     10,676,004

 DIVERSIFIED MATERIALS & PROCESSING - 2.4%
  CLARCOR, Inc. - filtration products                     404,200     10,852,770

 METAL FABRICATING - 3.0%
  Insteel Industries, Inc. - steel wire
   products manufacturer                                  169,200        236,880
  Kaydon Corporation - custom-engineered
   industrial products                                    356,900      9,154,485
  Roanoke Electronic Steel Corporation -
   fabricated steel products                              252,100      4,401,666
                                                                   -------------
                                                                      13,793,031
 METALS & MINERALS MISCELLANEOUS - 2.8%
  Cleveland-Cliffs, Inc. - iron ore supplier              249,000      4,606,500
  Minerals Technologies, Inc. - synthetic
    & specialty mineral products                          188,400      8,086,128
                                                                   -------------
                                                                      12,692,628
 PAINTS & COATINGS - 0.1%
  (1)CFC International, Inc. -
   specialty chemical coatings                            100,100        440,440

                                     ------
                                     ARTVX
                                     ------

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
MATERIALS & PROCESSING (CONTINUED)
 STEEL - 2.3%
  AK Steel Holding Corporation - flat rolled
   carbon steel manufacturer                              629,200   $  7,890,168
  Schnitzer Steel Industries, Inc., Class A -
   steel scrap processor and minimill operation           177,700      2,532,225
                                                                   -------------
                                                                      10,422,393
 TEXTILE PRODUCTS - 0.7%
  Velcro Industries, N.V. - manufacturer of
   Velcro brand fasteners                                 315,600      3,400,590

OTHER - 2.0%
 MULTI-SECTOR COMPANIES - 2.0%
  Carlisle Companies, Inc. - diversified manufacturer
   of durable products                                    227,700      7,939,899
  National Service Industries, Inc. -
   diversified service
   and manufacturing company                               51,200      1,155,584
                                                                   -------------
                                                                       9,095,483
OTHER ENERGY - 9.7%
 OIL: CRUDE PRODUCERS - 9.7%
  (1)3TEC Energy Corp. - oil and natural gas
   exploration/production                                  73,900      1,311,725
  Cabot Oil & Gas Corporation, Class A -
   natural gas exploration/production                     249,900      6,097,560
  Forest Oil Corporation - oil and natural gas
   exploration/production                                 305,258      8,547,224
  (1)Nuevo Energy Company - oil and natural gas
   exploration/production                                 411,000      6,699,300
  Prima Energy Corporation - oil and natural gas
   exploration/production                                  56,100      1,351,449
  (1)Pure Resources, Inc. - oil and natural gas
   exploration/production                                 290,219      5,223,942
  (1)Range Resources Corp. - oil and natural gas
   exploration/production                                 260,800      1,564,800
  St. Mary Land & Exploration Company - oil and
   natural gas exploration/production                     300,700      7,024,352
  (1)Stone Energy Corp. - oil and natural gas
   exploration/production                                 149,100      6,605,130
                                                                   -------------
                                                                      44,425,482
PRODUCER DURABLES - 13.4%
 ELECTRICAL EQUIPMENT & COMPONENTS - 3.4%
  Franklin Electric Co. - electric motor manufacturer      51,700      3,924,030
  (1)Genlyte Group, Inc. - commercial, industrial
   and residential lighting                               376,200     11,628,342
                                                                   -------------
                                                                      15,552,372
 MACHINE TOOLS - 2.0%
  Lincoln Electric Holdings, Inc. - welding products      411,700      9,353,824

 MACHINERY: ENGINES - 2.2%
  Briggs & Stratton Corporation - manufacturer of
   air-cooled gasoline engines                            244,600     10,297,660

 MACHINERY: INDUSTRIAL/SPECIALTY - 2.9%
  Tecumseh Products Company - pump, compressor and
   engine component manufacturer                          171,400      8,484,300
  Thomas Industries, Inc. - compressor and vacuum
   pump manufacturer                                      149,500      4,410,250
  Twin Disc, Inc. - heavy-duty power transmission
   equipment manufacturer                                  25,500        404,175
                                                                   -------------
                                                                      13,298,725
 MANUFACTURING - 0.1%
  Smith Investment Company - multi-industry
   holding company                                         16,500        480,563

 OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.9%
  Kimball International, Inc. - diversified
   furniture manufacturer                                 220,800      3,996,480

 POWER TRANSMISSION EQUIPMENT - 1.9%
  Regal-Beloit Corporation -
   electrical equipment manufacturer                      429,300      8,929,440

                                     ------
                                     ARTVX
                                     ------


---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                        SHARES
                                                         HELD          VALUE
                                                     ===========    ===========
TECHNOLOGY - 0.7%
 COMPUTER SERVICES SOFTWARE & SYSTEMS - 0.7%
  (1)Structural Dynamics Research Corp. -
   developer and distributor of software solutions         87,200  $   2,136,400
  Timberline Software Corporation -
   computer software developer                            187,300        964,595
                                                                   -------------
                                                                       3,100,995
UTILITIES - 1.5%
 UTILITIES: GAS DISTRIBUTORS - 1.5%
  UGI Corporation - distributor of natural gas,
   electricity and propane                                259,600      7,009,200

                                                                   -------------
 TOTAL COMMON STOCKS (cost $349,714,748)                             407,714,454

                                                         PAR
                                                       AMOUNT
                                                      =========

SHORT-TERM INVESTMENTS - 11.3%
 Repurchase agreement with State Street Bank
  and Trust Company, 2.75%, dated 6/29/2001,
  due 7/2/2001, maturity value $52,174,954,
  collateralized by $53,214,494 market value U.S.
  Treasury Bond, 5.25% due 2/15/2029
  (Cost $52,163,000)                                  $52,163,000     52,163,000
                                                                   -------------

 TOTAL INVESTMENTS - 99.9% (cost $401,877,748)                       459,877,454

 OTHER ASSETS LESS LIABILITIES - 0.1%                                    462,184
                                                                   -------------

 TOTAL NET ASSETS - 100.0%(2)                                       $460,339,638
                                                                   =============


(1)Non-income producing securities.
(2)Percentages for the various classifications relate to total net assets.

ARTISAN FUNDS, INC.

Statements of Assets & Liabilities - June 30, 2001


                                              INTERNATIONAL       MID CAP
                                                   FUND             FUND
                                             ===============  ===============
ASSETS:
Investments in securities, at value           $5,356,142,527   $1,555,986,362
Cash                                                     726              437
Receivable from investments sold                  59,324,707       13,822,083
Receivable from forward currency contracts        55,964,468                -
Receivable from fund shares sold                  52,252,619       15,958,414
Interest receivable                                   35,124           14,332
Dividends receivable                               8,107,131          579,214
Receivable from Adviser                                    -                -
Organizational costs                                       -            5,671
                                             ---------------  ---------------
TOTAL ASSETS                                   5,531,827,302    1,586,366,513

LIABILITIES:
Payable for investments purchased                 72,860,307       38,925,210
Payable for forward currency contracts            56,234,910                -
Payable for fund shares redeemed                   6,351,608          973,994
Payable for organizational costs                           -            5,671
Payable for operating expenses                     2,157,520          652,058
Other liabilities                                    533,335                -
                                             ---------------  ---------------
TOTAL LIABILITIES                                138,137,680       40,556,933
                                             ---------------  ---------------
TOTAL NET ASSETS                              $5,393,689,622   $1,545,809,580
                                             ===============  ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding            $6,295,688,732   $1,555,452,488
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                         (284,056,499)      105,388,337
Accumulated undistributed
  net investment income (loss)                    20,360,137                -
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                (638,302,748)    (115,031,245)
                                             ---------------  ---------------
                                              $5,393,689,622   $1,545,809,580
                                             ===============  ===============

SUPPLEMENTARY
INFORMATION:
Net assets
     Investor shares                          $3,907,061,429  $ 1,333,577,521
     Institutional shares                     $1,486,628,193  $   212,232,059
Number of shares outstanding
     Investor shares                             200,104,965       50,465,269
     Institutional shares                         75,789,236        8,013,944
Net asset value per share
     Investor shares                                 $ 19.53         $  26.43
     Institutional shares                            $ 19.62         $  26.48
Cost of securities held                       $5,639,866,103   $1,450,598,025

    The accompanying notes are an integral part of the financial statements.




                                                 MID CAP VALUE       SMALL CAP        SMALL CAP
                                                     FUND              FUND           VALUE FUND
                                                ===============   ===============  ===============
ASSETS:
Investments in securities, at value                 $13,452,129     $144,305,462      $459,877,454
Cash                                                        401              262               550
Receivable from investments sold                        246,805        2,941,881           773,578
Receivable from forward currency contracts                    -                -                 -
Receivable from fund shares sold                         95,868          224,137         1,183,725
Interest receivable                                         238              796             7,969
Dividends receivable                                      8,631           79,153           389,751
Receivable from Adviser                                  63,699                -                 -
Organizational costs                                          -                -             8,844
                                                ---------------  ---------------   ---------------
TOTAL ASSETS                                         13,867,771      147,551,691       462,241,871

LIABILITIES:
Payable for investments purchased                       592,315        2,047,639         1,271,187
Payable for forward currency contracts                        -                -                 -
Payable for fund shares redeemed                          1,031            5,890           454,888
Payable for organizational costs                              -                -             8,844
Payable for operating expenses                           50,471          112,303           167,314
Other liabilities                                            77                -                 -
                                                ---------------  ---------------   ---------------
TOTAL LIABILITIES                                       643,894        2,165,832         1,902,233
                                                ---------------  ---------------   ---------------
TOTAL NET ASSETS                                    $13,223,877     $145,385,859      $460,339,638
                                                ===============  ===============   ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                  $12,349,599     $125,098,180      $377,514,078
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                                  841,965       24,565,628        57,999,706
Accumulated undistributed
  net investment income (loss)                                -                -           627,062
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                          32,313      (4,277,949)        24,198,792
                                                ---------------  ---------------   ---------------
                                                    $13,223,877     $145,385,859      $460,339,638
                                                ===============  ===============   ===============

SUPPLEMENTARY
INFORMATION:
Net assets
     Investor shares                               $ 13,223,877    $ 145,385,859      $460,339,638
     Institutional shares
Number of shares outstanding
     Investor shares                                  1,182,385       10,391,920        35,272,808
     Institutional shares
Net asset value per share
     Investor shares                                    $ 11.18          $ 13.99           $ 13.05
     Institutional shares
Cost of securities held                             $12,610,172     $119,739,834      $401,877,748


ARTISAN FUNDS, INC.

Statements of Operations - For the Year Ended June 30, 2001


                                              INTERNATIONAL       MID CAP
                                                   FUND             FUND
                                             ===============  ===============
INVESTMENT INCOME:
Interest...................................    $  11,845,367     $  2,964,865
Dividends..................................    71,594,306(1)        3,495,021
                                             ---------------  ---------------
TOTAL INVESTMENT INCOME....................       83,439,673        6,459,886

EXPENSES:
Advisory fees..............................       46,330,443        8,031,885
Transfer agent fees
     Investor Shares.......................        6,679,010        1,400,134
     Institutional Shares..................           30,476           16,024
Shareholder communications
     Investor Shares.......................          757,995          208,894
     Institutional Shares..................            5,972            2,446
Custodian fees.............................        2,867,504          152,036
Accounting fees............................           80,523           58,073
Professional fees..........................          159,298           46,605
Registration fees
     Investor Shares.......................          597,561          424,086
     Institutional Shares..................          275,108           55,095
Directors' fees............................           31,008           20,664
Organizational costs.......................            3,660            5,673
Other operating expenses...................          101,775           20,090
                                             ---------------  ---------------
Total operating expenses before amounts
     waived or paid by the Adviser                57,920,333      10,441,705
Less amounts waived or paid by the Adviser.                -                -
                                             ---------------  ---------------
NET EXPENSES...............................       57,920,333       10,441,705
                                             ---------------  ---------------
NET INVESTMENT INCOME (LOSS)...............       25,519,340      (3,981,819)

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments...........................    (637,643,745)    (104,548,994)
     Foreign currency related transactions.      (2,559,892)                -
                                             ---------------  ---------------
     ......................................    (640,203,637)    (104,548,994)
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................    (772,546,781)       61,360,940
     Foreign currency related transactions.        (143,487)                -
                                             ---------------  ---------------
                                               (772,690,268)       61,360,940
                                             ---------------  ---------------
NET GAIN (LOSS) ON INVESTMENTS.............  (1,412,893,905)     (43,188,054)
                                             ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  (1,387,374,565)     (47,169,873)
                                             ===============  ===============

(1)Net of foreign taxes withheld of $10,151,480.
(2)For the period from commencement of operations (March 28, 2001) through June 30, 2001.

    The accompanying notes are an integral part of the financial statements.



                                              MID CAP VALUE       SMALL CAP        SMALL CAP
                                                 FUND(2)            FUND           VALUE FUND
                                             ===============   ===============  ===============
INVESTMENT INCOME:
Interest...................................        $  11,867       $  346,073      $  1,185,198
Dividends..................................           21,006          666,201         4,473,505
                                             ---------------  ---------------   ---------------
TOTAL INVESTMENT INCOME....................           32,873        1,012,274         5,658,703

EXPENSES:
Advisory fees..............................           24,752        1,537,430         3,432,180
Transfer agent fees
     Investor Shares.......................           26,059          238,426           380,554
     Institutional Shares..................
Shareholder communications
     Investor Shares.......................            5,494           47,589            49,383
     Institutional Shares..................
Custodian fees.............................           17,659           48,229            62,800
Accounting fees............................           10,570           42,893            42,539
Professional fees..........................            9,749           28,289            31,030
Registration fees
     Investor Shares.......................           32,873           78,598            68,627
     Institutional Shares..................
Directors' fees............................                -           20,664            20,664
Organizational costs.......................                -                -             7,073
Other operating expenses...................              847           12,793            10,188
                                             ---------------  ---------------   ---------------
Total operating expenses before amounts
     waived or paid by the Adviser                  128,003         2,054,911        4,105,038
Less amounts waived or paid by the Adviser.         (82,374)                -                 -
                                             ---------------  ---------------   ---------------
NET EXPENSES...............................           45,629        2,054,911         4,105,038
                                             ---------------  ---------------   ---------------
NET INVESTMENT INCOME (LOSS)...............         (12,756)      (1,042,637)         1,553,665

NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments...........................           76,594      (7,928,378)        31,885,967
     Foreign currency related transactions.                -                -                 -
                                             ---------------  ---------------   ---------------
     ......................................           76,594      (7,928,378)        31,885,967
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................          841,965        2,828,191        53,782,086
     Foreign currency related transactions.                -                -                 -
                                             ---------------  ---------------   ---------------
                                                     841,965        2,828,191        53,782,086
                                             ---------------  ---------------   ---------------
NET GAIN (LOSS) ON INVESTMENTS.............          918,559      (5,100,187)        85,668,053
                                             ---------------  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............         $905,803     $(6,142,824)       $87,221,718
                                             ===============  ===============   ===============


ARTISAN FUNDS, INC.

Statements of Changes in Net Assets



                                                     INTERNATIONAL FUND                   MID CAP FUND
                                              ================================  ================================
                                                   YEAR              YEAR             YEAR              YEAR
                                                   ENDED            ENDED            ENDED             ENDED
                                                  6/30/01          6/30/00          6/30/01           6/30/00
                                              ==============    ==============   ==============    ==============
OPERATIONS:
Net investment income (loss)...............    $  25,519,340    $ (1,607,467)    $  (3,981,819)     $  (841,183)
Net realized gain (loss) on:
     Investments...........................    (637,643,745)      762,210,703     (104,548,994)       18,317,700
     Foreign currency related transactions.      (2,559,892)      (3,264,458)                 -                -
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................    (772,546,781)      327,576,193        61,360,940       35,776,647
     Foreign currency related transactions.        (143,487)           29,364                 -                -
                                             ---------------  ---------------   ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  (1,387,374,565)    1,084,944,335      (47,169,873)       53,253,164

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.......................                -      (1,579,375)                 -                -
     Institutional Shares..................                -      (1,166,198)                 -
Net realized gains on investment
     transactions:
     Investor Shares.......................    (479,303,458)     (36,202,670)      (19,248,166)      (2,623,181)
     Institutional Shares..................    (161,918,593)     (10,501,625)       (3,749,681)
                                             ---------------  ---------------   ---------------  ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...    (641,222,051)     (49,449,868)      (22,997,847)      (2,623,181)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ....    2,551,310,160    2,711,977,012     1,390,998,425      131,029,274
                                             ---------------  ---------------   ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....      522,713,544    3,747,471,479     1,320,830,705      181,659,257
Net assets, beginning of period............    4,870,976,078    1,123,504,599       224,978,875       43,319,618
                                             ---------------  ---------------   ---------------  ---------------
NET ASSETS, END OF PERIOD..................   $5,393,689,622   $4,870,976,078    $1,545,809,580     $224,978,875
                                             ===============  ===============   ===============  ===============


(1) For the period from commencement of operations (March 28, 2001) through June 30, 2001.


                                            MID CAP VALUE FUND          SMALL CAP FUND                   SMALL CAP VALUE FUND
                                            ===================  ===========================         =============================
                                                  PERIOD             YEAR             YEAR              YEAR               YEAR
                                                   ENDED            ENDED            ENDED             ENDED              ENDED
                                                6/30/01(1)         6/30/01          6/30/00           6/30/01            6/30/00
                                            ===================  ===========       ==========       ===========         ==========
OPERATIONS:
Net investment income (loss)...............       $ (12,756)    $ (1,042,637)    $  (1,371,194)     $  1,553,665        $  908,610
Net realized gain (loss) on:
     Investments...........................           76,594      (7,928,378)        47,504,368       31,885,967        10,515,241
     Foreign currency related transactions.                -                -                 -                -                 -
Net increase (decrease) in unrealized
  appreciation on:
     Investments...........................          841,965        2,828,191         2,030,693       53,782,086         1,889,663
     Foreign currency related transactions.                -                -                 -                -                 -
                                              --------------   --------------    --------------   --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............          905,803      (6,142,824)        48,163,867       87,221,718        13,313,514

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares.......................                -                -                 -      (1,409,542)         (284,790)
     Institutional Shares..................
Net realized gains on investment
     transactions:
     Investor Shares.......................                -      (8,100,422)                 -     (13,001,360)       (3,661,649)
     Institutional Shares..................
                                              --------------   --------------    --------------   --------------    --------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS...                -      (8,100,422)                 -     (14,410,902)       (3,946,439)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ....       12,318,074     (25,763,637)      (37,327,000)      125,871,818       174,489,907
                                              --------------   --------------    --------------   --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....       13,223,877     (40,006,883)        10,836,867      198,682,634       183,856,982
Net assets, beginning of period............                -      185,392,742       174,555,875      261,657,004        77,800,022
                                              --------------   --------------    --------------   --------------    --------------
NET ASSETS, END OF PERIOD..................      $13,223,877     $145,385,859      $185,392,742     $460,339,638    $  261,657,004
                                              ==============   ==============    ==============   ==============    ==============


ARTISAN FUNDS, INC.

Financial Highlights - For a share outstanding throughout each period


                                                                                            TOTAL
                                             NET ASSET         NET        NET REALIZED      INCOME       DIVIDENDS
                             YEAR OR           VALUE        INVESTMENT   AND UNREALIZED  (LOSS) FROM      FROM NET
                             PERIOD          BEGINNING        INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT
                              ENDED          OF PERIOD        (LOSS)      INVESTMENTS     OPERATIONS       INCOME
                              ----------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                              ----------------------------------------------------------------------------------------
INVESTOR                      6/30/01           $ 30.16      $ 0.10(1)       $ (7.18)       $ (7.08)           $  -
SHARES                        ----------------------------------------------------------------------------------------
                              6/30/00             18.67      (0.03)(1)          12.08          12.05         (0.02)
                              ----------------------------------------------------------------------------------------
                              6/30/99             16.25        0.08(1)           2.62           2.70         (0.04)
                              ----------------------------------------------------------------------------------------
                              6/30/98             14.48        0.06(1)           3.04           3.10         (0.20)
                              ----------------------------------------------------------------------------------------
                              6/30/97             12.08           0.07           2.44           2.51         (0.02)
                              ----------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------
INSTITUTIONAL                 6/30/01           $ 30.22      $ 0.16(1)       $ (7.21)       $ (7.05)           $  -
SHARES                        ----------------------------------------------------------------------------------------
                              6/30/00             18.70        0.03(1)          12.09          12.12         (0.06)
                              ----------------------------------------------------------------------------------------
                              6/30/99             16.26        0.11(1)           2.62           2.73         (0.05)
                              ----------------------------------------------------------------------------------------
                              6/30/98             14.48        0.09(1)           3.04           3.13         (0.22)
                              ----------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                              ----------------------------------------------------------------------------------------
INVESTOR                      6/30/01           $ 27.57     $(0.13)(1)     $  0.02(8)       $ (0.11)           $  -
SHARES                        ----------------------------------------------------------------------------------------
                              6/30/00             16.67      (0.18)(1)          11.91          11.73              -
                              ----------------------------------------------------------------------------------------
                              6/30/99             13.69      (0.16)(1)           4.41           4.25              -
                              ----------------------------------------------------------------------------------------
                              6/30/98             10.00         (0.08)           4.56           4.48              -
                              ----------------------------------------------------------------------------------------
                              6/30/97(3)          10.00              -              -              -              -
                              ----------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------
INSTITUTIONAL                 6/30/01           $ 27.57     $(0.08)(1)     $  0.02(8)       $ (0.06)           $  -
SHARES                        ----------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                              ----------------------------------------------------------------------------------------
                              6/30/01(6)        $ 10.00     $(0.01)(1)        $  1.19        $  1.18           $  -
                              ----------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                              ----------------------------------------------------------------------------------------
                              6/30/01           $ 14.69     $(0.09)(1)     $  0.05(8)       $ (0.04)           $  -
                              ----------------------------------------------------------------------------------------
                              6/30/00             11.09      (0.10)(1)           3.70           3.60              -
                              ----------------------------------------------------------------------------------------
                              6/30/99             14.66         (0.08)         (2.53)         (2.61)              -
                              ----------------------------------------------------------------------------------------
                              6/30/98             15.11         (0.10)           2.23           2.13              -
                              ----------------------------------------------------------------------------------------
                              6/30/97             14.67         (0.04)           1.55           1.51              -
                              ----------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                              ----------------------------------------------------------------------------------------
                              6/30/01           $ 10.63      $ 0.05(1)        $  2.91        $  2.96       $ (0.05)
                              ----------------------------------------------------------------------------------------
                              6/30/00             10.59        0.06(1)           0.36           0.42         (0.03)
                              ----------------------------------------------------------------------------------------
                              6/30/99             11.37         (0.03)      (0.21)(8)         (0.24)              -
                              ----------------------------------------------------------------------------------------
                              6/30/98(9)          10.00         (0.03)           1.40           1.37              -
                              ----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.



(1)Computed based on average shares outstanding.
(2)The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.
(3)For the period from commencement of operations (June 27, 1997) through June 30, 1997.
(4)Not annualized.
(5)Annualized.



                                                                                                              RATIO OF NET
                              DISTRIBUTIONS              NET ASSET                  NET ASSETS   RATIO OF      INVESTMENT
                                FROM NET                   VALUE                      END OF     EXPENSES    INCOME (LOSS) PORTFOLIO
                                REALIZED    TOTAL           END           TOTAL       PERIOD    TO AVERAGE     TO AVERAGE  TURNOVER
                                 GAINS  DISTRIBUTIONS    OF PERIOD        RETURN    (MILLIONS)  NET ASSETS     NET ASSETS    RATE
                             ----------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
                             ----------------------------------------------------------------------------------------------------
INVESTOR                         $ (3.55)  $ (3.55)      $ 19.53        (24.7)%    $3,907.1      1.22%          0.45%      72.01%
SHARES                       ----------------------------------------------------------------------------------------------------
                                   (0.54)    (0.56)        30.16           65.6     3,734.8       1.27         (0.10)       99.02
                             ----------------------------------------------------------------------------------------------------
                                   (0.24)    (0.28)        18.67           17.4       943.9       1.38           0.59       79.41
                             ----------------------------------------------------------------------------------------------------
                                   (1.13)    (1.33)        16.25           24.1       414.5       1.45           0.37      109.42
                             ----------------------------------------------------------------------------------------------------
                                   (0.09)    (0.11)        14.48           20.9       449.2       1.61           1.07      103.66
                             ----------------------------------------------------------------------------------------------------


                             ---------------------------------------------------------------------------------------------------
INSTITUTIONAL                   $ (3.55)   $ (3.55)      $ 19.62        (24.5)%    $1,486.6      1.03%          0.70%      72.01%
SHARES                       ----------------------------------------------------------------------------------------------------
                                  (0.54)     (0.60)        30.22           66.0     1,136.2       1.08           0.09       99.02
                             ----------------------------------------------------------------------------------------------------
                                  (0.24)     (0.29)        18.70           17.6       179.6       1.17           0.68       79.41
                             ----------------------------------------------------------------------------------------------------
                                  (1.13)     (1.35)        16.26           24.4        82.6       1.25           0.68      109.42
                             ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                             ----------------------------------------------------------------------------------------------------
INVESTOR                        $ (1.03)   $ (1.03)      $ 26.43         (0.6)%    $1,333.6      1.31%        (0.52)%     153.95%
SHARES                       ----------------------------------------------------------------------------------------------------
                                  (0.83)     (0.83)        27.57           72.9       225.0       1.40         (0.79)      245.69
                             ----------------------------------------------------------------------------------------------------
                                  (1.27)     (1.27)        16.67           35.8        43.3    2.00(2)      (1.13)(2)      202.84
                             ----------------------------------------------------------------------------------------------------
                                  (0.79)    (0.79)         13.69           46.1        12.8    2.00(2)      (0.77)(2)      235.65
                             ----------------------------------------------------------------------------------------------------
                                       -          -        10.00         0.0(4)         1.8    0.00(5)        0.00(5)     0.00(4)
                             ----------------------------------------------------------------------------------------------------

                             ----------------------------------------------------------------------------------------------------
INSTITUTIONAL                   $ (1.03)   $ (1.03)      $ 26.48         (0.4)%    $  212.2      1.08%        (0.29)%     153.95%
SHARES                       ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                             ----------------------------------------------------------------------------------------------------
                               $     -       $    -      $ 11.18       11.8%(4)        13.2   1.84%(7)     (0.52)%(7)   40.72%(4)
                             ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                             ----------------------------------------------------------------------------------------------------
                               $  (0.66)   $ (0.66)      $ 13.99           0.1%   $   145.4      1.34%        (0.68)%     147.13%
                             ----------------------------------------------------------------------------------------------------
                                       -          -        14.69           32.5       185.4       1.35         (0.79)      193.76
                             ----------------------------------------------------------------------------------------------------
                                  (0.96)     (0.96)        11.09         (17.0)       174.6       1.37         (0.67)      155.38
                             ----------------------------------------------------------------------------------------------------
                                  (2.58)     (2.58)        14.66           14.7       304.1       1.33         (0.74)      134.67
                             ----------------------------------------------------------------------------------------------------
                                  (1.07)     (1.07)        15.11           11.3       267.8       1.41         (0.73)       87.18
                             ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                             ---------------------------------------------------------------------------------------------------
                                $ (0.49)   $ (0.54)      $ 13.05          28.8%    $  460.3      1.20%          0.45%      40.77%
                             ----------------------------------------------------------------------------------------------------
                                  (0.35)     (0.38)        10.63            4.2       261.7       1.35           0.60       38.19
                             ----------------------------------------------------------------------------------------------------
                                  (0.54)     (0.54)        10.59          (1.0)        77.8       1.66         (0.45)       49.29
                             ----------------------------------------------------------------------------------------------------
                                      -          -         11.37        13.7(4)        47.2    1.93(5)      (0.50)(5)    52.58(4)
                             ----------------------------------------------------------------------------------------------------


(6)For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(7)Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the adviser. Absent expenses paid by the adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 5.17% and (3.84%) for the period ended June 30, 2001.
(8)The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(9)For the period from commencement of operations (September 29, 1997) through June 30, 1998.

ARTISAN FUNDS, INC.

Notes to Financial Statements - June 30, 2001

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of five open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):
     Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Mid Cap Value Fund ("Mid Cap Value Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, Mid Cap Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund commenced operations on December 28, 1995, June 27, 1997, March 28, 2001, March 28, 1995 and
     September 29, 1997, respectively.

     Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. On July 3, 2000, 2,232,499 Mid Cap Fund Investor Shares (with a net asset value of $61,550,008) were transferred to Mid Cap Fund Institutional Shares. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses, and registration fees are allocated directly to that class.

     The International Fund Investor Shares, International Fund Institutional Shares, Mid Cap Fund Investor Shares, Mid Cap Fund Institutional Shares, Mid Cap Value Fund Investor Shares, Small Cap Fund Investor Shares and Small Cap Value Fund Investor Shares each have an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost, which approximates market.

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

          Securities traded on the Nasdaq National Market ("Nasdaq") were valued at fair values on June 29, 2001, due to a Nasdaq system malfunction and resulting uncertainty of accurate closing prices for all Nasdaq traded securities. Fair values were determined using procedures established by the Funds' Board of Directors as follows:


                                                         Percent of Total
                                          Value             Net Assets
                                     ----------------    ----------------
          International Fund         $  96,542,740               1.79%
          Mid Cap Fund                 304,175,276               19.68
          Mid Cap Value Fund             3,071,767               23.23
          Small Cap Fund                79,210,740               54.48
          Small Cap Value Fund         129,561,563               28.14

          In addition, the International Fund, Mid Cap Fund, Small Cap Fund and Small Cap Value Fund each own other securities which are valued at fair values as determined using procedures established by the Funds' Board of Directors, aggregating $6,400,000, $128,240, $2,790,480 and
          $439,670, respectively, representing 0.12%, 0.01%, 1.92% and 0.10% of total net assets, respectively.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

     (3)  TRANSACTIONS WITH AFFILIATES:
          Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

                    Average Daily Net Assets           Annual Rate
                    -----------------------------      -----------
                    Less than $500 million                1.000%
                    $500 million to $750 million          0.975%
                    $750 million to $1 billion            0.950%
                    Greater than $1 billion               0.925%

          Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

          During the year ended June 30, 2001, each director who is not an interested person of Artisan Funds or the Adviser received an annual retainer fee of $27,000, plus a fee of $1,000 for each in-person board meeting attended and $500 for each board meeting held by conference telephone and reimbursement of expenses related to his duties as a director of Artisan Funds.

     (4)  ORGANIZATIONAL COSTS:
          Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

     (5)  LINE OF CREDIT ARRANGEMENTS:
          Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the year ended June 30, 2001.

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the fiscal period ended June 30, 2001 were as follows:

      Fund                Security Purchases     Security Sales
      ----                ------------------    ----------------
      International         $5,320,202,109       $3,432,044,907
      Mid Cap                2,481,327,653        1,198,299,977
      Mid Cap Value             14,459,861            3,484,283
      Small Cap                219,100,089          255,656,751
      Small Cap Value          195,179,898          129,419,786

(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                      Aggregate      Aggregate         Net
                                        Gross          Gross       Unrealized
                                     Unrealized     Unrealized    Appreciation/
                        Cost of     Appreciation   Depreciation  (Depreciation)
     Fund             Securities   on Investments on Investments on Investments
     ----             -----------  -------------- -------------- --------------
     International   $5,659,845,621   $283,204,634 $(586,907,728) $(303,703,094)
     Mid Cap          1,495,474,986    134,830,120   (74,318,744)    60,511,376
     Mid Cap Value       12,694,455      1,019,291      (261,617)       757,674
     Small Cap          124,017,783     25,838,671    (5,550,992)    20,287,679
     Small Cap Value    402,329,007     71,142,996   (13,594,549)    57,548,447

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from security and foreign currency related transactions of $508,750,528 for the International Fund and security transactions for the Mid Cap Fund of $70,154,284 from November 1, 2000 to June 30, 2001 are recognized for federal income tax purposes in fiscal 2002. Losses on redemptions-in-kind for the Small Cap Fund of $5,996,006 included in net realized gain (loss) on investments in the Statement of Operations are not recognized for tax purposes.

     The International Fund generated $111,251,644 in capital loss carryforwards during the fiscal year ended June 30, 2001. These capital loss carry-forwards are available to offset future realized capital gains through June 30, 2009. The International Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the carryforwards.

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:




                                INTERNATIONAL FUND                 MID CAP FUND
                           ============================    ==========================
FISCAL YEAR ENDED            INVESTOR    INSTITUTIONAL    INVESTOR     INSTITUTIONAL
JUNE 30, 2001                 SHARES         SHARES        SHARES          SHARES
=========================   ===========  ==============  ===========   ==============
Net asset value of shares
  transferred ...........                                $(61,550,008)    $61,550,008
Proceeds from
  shares issued ......... $4,473,567,464   $795,518,272  1,641,785,894    159,249,857
Net asset value of shares
  issued in reinvestment
  of distributions  .....    454,153,202    156,791,262     18,694,286      3,697,764
Cost of shares redeemed..(3,232,410,045)   (96,309,995)  (424,952,905)    (7,476,471)
                        ----------------  -------------  -------------  -------------
Net increase (decrease)
  from fund share
  activities ............ $1,695,310,621   $855,999,539 $1,173,977,267  $ 217,021,158
                        ================  =============  =============  =============

Shares transferred.......                                  (2,232,499)      2,232,499
Shares sold..............    197,800,020     34,944,346     60,053,283      5,932,913
Shares issued in
  reinvestment of
  distributions .........     20,928,718      7,202,171        669,087        132,252
Shares redeemed..........  (142,470,095)    (3,947,922)   (16,183,492)      (283,720)
                        ----------------  -------------  -------------  -------------
Net increase (decrease)
  in capital shares .....     76,258,643     38,198,595     42,306,379      8,013,944
                        ================  =============  =============  =============



                                                                INTERNATIONAL FUND
                                                           ===========================
                                                          INVESTOR     INSTITUTIONAL
FISCAL YEAR ENDED JUNE 30, 2000                            SHARES          SHARES
===============================                          ===========   ==============
Proceeds from shares
  issued .........................................      $3,361,034,086  $ 732,197,055
Net asset value of shares
  issued in reinvestment
  of distributions  ..............................          35,772,431     11,657,657
Cost of shares redeemed...........................     (1,386,071,200)   (42,613,017)
                                                     ----------------- --------------
Net increase (decrease)
  from fund share
  activities .....................................      $2,010,735,317  $ 701,241,695
                                                     ================= ==============
Shares sold.......................................         121,721,356     28,963,140
Shares issued in
  reinvestment of
  distributions ..................................           1,613,817        525,593
Shares redeemed...................................        (50,050,726)    (1,500,866)
                                                     ----------------- --------------
Net increase (decrease)
  in capital shares ..............................          73,284,447     27,987,867
     .............................................   ================= ==============





                                 MID CAP       SMALL CAP       SMALL CAP
                                VALUE FUND       FUND          VALUE FUND
                           === ===========    ===========     ===========
FISCAL YEAR ENDED               INVESTOR       INVESTOR        INVESTOR
JUNE 30, 2001                    SHARES         SHARES          SHARES
=========================      ===========   ===========     ===========
Net asset value of shares
  transferred ...........
Proceeds from
  shares issued .........     $14,614,854    $39,669,829   $194,412,076
Net asset value of shares
  issued in reinvestment
  of distributions  .....               -      7,968,833     14,078,427
Cost of shares redeemed..     (2,296,780)   (73,402,299)   (82,618,685)
                            -------------  -------------  -------------
Net increase (decrease)
  from fund share
  activities ............    $ 12,318,074  $(25,763,637)   $125,871,818
                            =============  =============  =============

Shares transferred.......
Shares sold..............       1,392,060      2,961,641     16,390,883
Shares issued in
  reinvestment of
  distributions .........               -        610,638      1,286,876
Shares redeemed..........       (209,675)    (5,798,183)    (7,016,513)
                            -------------  -------------  -------------
Net increase (decrease)
  in capital shares .....       1,182,385    (2,225,904)     10,661,246
                            =============  =============  =============


                                                         MID CAP       SMALL CAP       SMALL CAP
                                                          FUND           FUND          VALUE FUND
                                                       ===========    ===========     ===========
                                                        INVESTOR       INVESTOR        INVESTOR
FISCAL YEAR ENDED JUNE 30, 2000                          SHARES         SHARES          SHARES
===============================                        ===========   ===========     ===========
Proceeds from shares
  issued .........................................    $ 156,775,953   $ 40,911,154  $ 224,777,188
Net asset value of shares
  issued in reinvestment
  of distributions  ..............................        2,587,556             --      3,681,445
Cost of shares redeemed...........................     (28,334,235)   (78,238,154)   (53,968,726)
                                                     --------------  ------------- --------------
Net increase (decrease)
  from fund share
  activities .....................................   $  131,029,274$  (37,327,000)  $ 174,489,907
                                                     ==============  ============= ==============
Shares sold.......................................        6,614,713      3,079,071     22,250,750
Shares issued in
  reinvestment of
  distributions ..................................          142,017             --        375,264
Shares redeemed...................................      (1,195,955)    (6,201,323)    (5,359,491)
                                                     --------------  ------------- --------------
Net increase (decrease)
  in capital shares ..............................        5,560,775    (3,122,252)     17,266,523
     .............................................   ==============  ============= ==============


NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(9)  OTHER TAX INFORMATION (UNAUDITED):
     For the year ended June 30, 2001, of the ordinary income distributions paid by Mid Cap Fund, Small Cap Fund and Small Cap Value Fund, 16%, 1%, and 20%, respectively, are eligible for the dividends received deduction available to corporate shareholders.

     Each Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax returns.

                                   Long-Term Capital Gains
                                   ------------------------
     International Fund                $199,569,592
     Mid Cap Fund                         3,198,320
     Small Cap Fund                       5,065,343
     Small Cap Value Fund                 2,525,122

     The amounts above include earnings and profits distributed to shareholders on redemptions of fund shares.

PRICEWATERHOUSECOOPERS (LOGO)

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      100 East Wisconsin Avenue
                                                      Suite 1500
                                                      Milwaukee WI 53202
                                                      Telephone (414) 212 1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

July 30, 2001

                                    APPENDIX
                                    --------

                           DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                   S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.